EXHIBIT 10.71

         CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS
          OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.

                              [LOGO] worldspan(TM)

                           SUBSCRIBER ENTITY AGREEMENT
                                   E-COMMERCE

                                                      CUSTOMER NUMBER: [**]
                                                                      ----------

      THIS Worldspan Subscriber Entity Agreement dated the 1 of October, 2001 (the "Agreement"), is by and between Worldspan, L.P., 300 Galleria Parkway, N.W., Atlanta, Georgia, 30339 ("Worldspan") and the undersigned entity ("Customer") identified on the signature page of this Agreement, and including Customer's locations listed on the 10 Exhibit(s) attached hereto and incorporated herein (collectively the "Locations").

      WHEREAS, Worldspan provides and markets computerized reservation services and has developed and offers a computerized system which provides information, reservations, ticketing, and other services for air transportation and other businesses (the "GDS").

      NOW, THEREFORE, it is agreed:

ARTICLE I. TERM

      This Agreement is effective upon the date first written above and the Term shall continue for [**] ([**]) months, from the date the GDS becomes operational at the first Customer Location referred to herein or the date this Agreement is signed by Worldspan, WHICHEVER IS LATER: provided however, if the GDS is already installed at Customer's Location, the term shall commence on the date when the new or replacement equipment, software or services become operational at the first Customer Location referred to herein or the date this Agreement is signed by Worldspan, whichever is later (the "Term"). If Customer retains or uses the Worldspan Equipment or any other item, software or service provided by Worldspan beyond the expiration of the Term, the Agreement shall continue in effect on a month to month basis. The Agreement may be terminated at the end of the Term or any time thereafter by either party on not less than ninety (90) days' prior written notice.

ARTICLE II. HOME OFFICE EQUIPMENT, SOFTWARE, SERVICES AND FEES

      Equipment, software, and services are identified below, along with related fees:

A.    LOCATION

      "Location" means the following location for installation of the Worldspan Equipment and Software.

      Customer Legal Name:  Priceline.com                           SID:     0QK
                          ------------------------------------------   ---------
      dba:     Priceline.com                                    ARC: 0750854
           -----------------------------------------------------    -----------
      Address: 800 Connecticut Ave.
              ------------------------------------------------------------------
      City:    Norwalk                         State:   CT         Zip: 06854
           ------------------------------------      -------------     ---------
      County:                                          Telephone: 203-299-8000
             ------------------------------------------          ---------------
      e-mail:  trey.urbahn@priceline.com               ERSP:
              -----------------------------------------     --------------------


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                    Page 1

      Customer's principal place of business:

      Address:  same as above
              ------------------------------------------------------------------
      City:                             State:                     Zip:
           -----------------------------      ---------------------    ---------
      County:                           Telephone:
             ---------------------------          ------------------------------

B.    EQUIPMENT, SOFTWARE AND SERVICES (SUBJECT TO PRODUCTIVITY DISCOUNT)

      1.    Booking Terminal Addresses associated with Worldspan Equipment

      2.    Worldspan Equipment

-------------------------------------------------------------------------------------------------------------------------
                                                                               Equipment                        Total
        Description (If applicable, add printer                Monthly Fee       Value       Total Monthly     Equipment
 QTY                functionality)                              Per Unit       Per Unit           Fee            Value
-------------------------------------------------------------------------------------------------------------------------
[**]    56K Frame Relay Data Circuts                              [**]           [**]            [**]             [**]
-------------------------------------------------------------------------------------------------------------------------
[**]    T1 Data Circuts                                           [**]           [**]            [**]             [**]
-------------------------------------------------------------------------------------------------------------------------
[**]    PC 400/64MB                                               [**]           [**]            [**]             [**]
-------------------------------------------------------------------------------------------------------------------------
[**]    TI 1600 ATB Ticket Printer                                [**]           [**]            [**]             [**]
-------------------------------------------------------------------------------------------------------------------------
[**]    TI895 Printers                                            [**]           [**]            [**]             [**]
-------------------------------------------------------------------------------------------------------------------------

        Total Monthly Worldspan Equipment Lease Standard Fee:                                    [**]
-------------------------------------------------------------------------------------------------------------------------
        Total Worldspan Equipment Value:                                                         [**]             [**]
-------------------------------------------------------------------------------------------------------------------------

      3.    Worldspan Software

-------------------------------------------------------------------------------------------------------------------------
                                                                               Software                           Total
                                                              Monthly Fee        Value       Total Monthly      Software
 QTY                 Description                                Per Unit       Per Unit          Fee             Value
-------------------------------------------------------------------------------------------------------------------------
                                                                                                 [**]             [**]
-------------------------------------------------------------------------------------------------------------------------
                                                                                                 [**]             [**]
-------------------------------------------------------------------------------------------------------------------------
                                                                                                 [**]             [**]
-------------------------------------------------------------------------------------------------------------------------
                                                                                                 [**]             [**]
-------------------------------------------------------------------------------------------------------------------------
                                                                                                 [**]             [**]
-------------------------------------------------------------------------------------------------------------------------

            Total Monthly Worldspan Software Lease Standard Fee:                                 [**]
-------------------------------------------------------------------------------------------------------------------------
            Total Worldspan Software Value:                                                      [**]             [**]
-------------------------------------------------------------------------------------------------------------------------

      4.    Worldspan Services

            Optional Services subject to Productivity Discount may be provided by Worldspan to Customer. Customer shall be subject to Worldspan's then prevailing fees, terms and conditions for each such service, subject to discounts pursuant to Article III herein. Customer may discontinue any such service with thirty (30) days' advance notice to discontinue the service.


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                    Page 2

           -----------------------------------------------------------------------------------------------
                                                                             Monthly Fee         Total
              Quantity                              Description                Per Unit       Monthly Fee
           -----------------------------------------------------------------------------------------------
                                                                                                   [**]
           -----------------------------------------------------------------------------------------------
                                                                                                   [**]
           -----------------------------------------------------------------------------------------------
                                                                                                   [**]
           -----------------------------------------------------------------------------------------------
                                                                                                   [**]
           -----------------------------------------------------------------------------------------------

           -----------------------------------------------------------------------------------------------

                         Total Optional Monthly Services Standard Fee:                             [**]
           -----------------------------------------------------------------------------------------------


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                    Page 3

      5.    [**] Terminal Addresses for Customer Owned Equipment [**] each: [**]

      6.    Customer Equipment

            ---------------------------------------------------------------------------------------
             Quantity         Description/Serial Number (Add printer functionality, if applicable)
            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

C.    FEES

      1.    Monthly Communication Support Standard Fee                      [**]

      2.    Wide Area Network Monthly Communication Fee:                    [**]

      3.    Customer agrees to pay Worldspan a monthly installation fee of: [**]

            --------------------------------------------------------------------
            TOTAL MONTHLY EQUIPMENT, SOFTWARE, SERVICES AND COMMUNICATIONS
            SUPPORT STANDARD FEE (SUBJECT TO PRODUCTIVITY DISCOUNT):        [**]
            --------------------------------------------------------------------

      4.    Worldspan Services - Not Subject to Productivity Discount

            Optional Services not subject to Productivity Discount may be provided by Worldspan to Customer. Customer shall be subject to Worldspan's then prevailing fees, terms and conditions for each such service. Customer may discontinue any such service with thirty (30) days' advance notice to discontinue the service.

            ---------------------------------------------------------------------------------------
                                                                 Monthly Fee          Total Monthly
              Quantity            Description of Service           per Unit               Fee
            ---------------------------------------------------------------------------------------
                                                                                          [**]
            ---------------------------------------------------------------------------------------
                                                                                          [**]
            ---------------------------------------------------------------------------------------
                                                                                          [**]
            ---------------------------------------------------------------------------------------
                                                                                          [**]
            ---------------------------------------------------------------------------------------
                                                                                          [**]
            ---------------------------------------------------------------------------------------
              Optional Monthly Services Standard Fee NOT Subject to Productivity
              Discount:                                                                   [**]
            ---------------------------------------------------------------------------------------

5.    Installation and Additional Fees:

      INSTALLATION FEE

      Customer agrees to pay Worldspan a one time installation fee of:      [**]


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                    Page 4

      ADDITIONAL FEES

      Customer agrees to pay Worldspan a one time fee of:                   [**]

      Additional Fees may be due pursuant to one or more amendments, attachments, exhibits or addenda to this Agreement.

ARTICLE III. PRODUCTIVITY DISCOUNT

A. Worldspan will discount its Standard Fees set forth in Article II.B.1. through Article II.B.5. and Article II.C.1. through Article II.C.3. as follows (the "Productivity Discount"): During the first [**] full calendar months following the commencement of the Term, Worldspan agrees to discount its monthly Standard Fees [**] percent ([**]). Thereafter, Customer's discount will be adjusted monthly based upon the number of net billable airline, car, hotel, Tour Source, Cruise Line Source, CruiseMatch and Worldspan Travel Suppliers bookings (collectively "Bookings") generated by Customer per month. In order for Customer to receive a [**] percent ([**]) Productivity Discount against its fees and charges otherwise due pursuant to the Agreement, as amended from time to time, Customer must generate [**] ([**]) Bookings per month ("Booking Goal"). In the event Customer fails to generate the Booking Goal no discount shall be provided.

B. Customer agrees to pay all charges according to the terms of the Agreement.

C. Upon Customer's request and Worldspan's agreement to add or delete equipment, software or services at any location, Worldspan reserves the right to modify the Productivity Discount accordingly.

D. For the purposes of this Agreement, net billable airline bookings means those segments properly booked by Customer through the GDS for which Worldspan charges a fee, less cancellations through the Worldspan GDS prior to the date of departure. Net billable car, hotel, Tour Source, Cruise Line Source, CruiseMatch and Worldspan Travel Supplier bookings mean those bookings properly booked by Customer through the GDS for which Worldspan charges a fee, which are not canceled and do not result in "no-shows". Bookings of car rentals or hotels for a continuous period (e.g., one hotel client for five continuous nights or one car client for five continuous days) shall be treated as one Booking. Customer consents to any retroactive adjustment by Worldspan of incorrect Booking counts. The determination of the number of Bookings shall be made solely by Worldspan from its books and records.

E. In the event that the number of Bookings generated by Customer exceeds the required level for a [**] percent ([**]) discount, Customer is not entitled to carry excess Bookings forward or backward, nor shall Customer be entitled to any credit against past or future charges. Customer acknowledges that, due to data processing delays, Customer's initial Productivity Discount level will apply for one (1) month beyond the period set forth above, and that one (1) month delay will continue to apply to subsequent monthly discount level adjustments. Customer acknowledges that, except as otherwise expressly agreed by Worldspan, any requested change in Customer's equipment or services is at the discretion of Worldspan and may result in modification of Worldspan's charges or the Booking levels above.

                                                                        _______
ARTICLE IV. STANDARD TERMS AND CONDITIONS         CUSTOMER'S INITIALS: |  /B/  |
                                                                       |_______|


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                    Page 5

A. Except as otherwise provided herein, the Worldspan Subscriber Agreement - Standard Terms and Conditions ("Terms and Conditions"), Customer Equipment Support Responsibility ("Customer Equipment Support Responsibility"), and the Table of Services and Charges ("Table of Services and Charges"): Version 2000 are incorporated into this Agreement as if fully set forth herein and each may be revised by Worldspan from time to time upon notification to Customer. By signing this Agreement, Customer acknowledges the obligations of the Terms and Conditions, Customer Equipment Support Responsibility and Table of Services and Charges.

B. Section 6.H.ii. of the Worldspan Subscriber Agreement Standard Terms and Conditions which shall be deleted in its entirety and replaced with the following:

Message Limit: The "Message Limit" is [**] ([**]) Messages per Booking. The total monthly permitted Messages ("Allowable Messages") is calculated by multiplying the [**] ([**]) Messages per Booking by the number of Bookings for that month.


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                    Page 6

                                                                        _______
ARTICLE V. ARBITRATION OPTION                     CUSTOMER'S INITIALS: |  /B/  |
                                                                       |_______|

      Pursuant to Section 15 of the Terms and Conditions, Customer (     elects)
(     does not elect) to arbitrate disputes arising out of this Agreement.
Failure of Customer to designate its choice in the preceding sentence and initial the box at the margin where indicated at the time of signing the Agreement constitutes an election by Customer to waive the option of arbitration to resolve disputes.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized undersigned representatives as of the day and year first above written.

CUSTOMER:                                         WORLDSPAN, L.P.:

Priceline.com
--------------------------------------
(Customer Legal Name)

Priceline.com
--------------------------------------
(dba)

By: /s/ Jeffery H. Boyd                            By: /s/ Susan J. Powers
--------------------------------------             -----------------------------
(Signature)                                        (Signature)

Jeffery H. Boyd                                    Susan J. Powers
--------------------------------------             -----------------------------
(Print Name)                                       (Print Name)

President                                          SVP
--------------------------------------             -----------------------------
(Title)                                            (Title)

11/30/01                                           12/03/01
--------------------------------------             -----------------------------
(Date)                                             (Date)

--------------------------------------
(If Incorporated, State and Date)

--------------------------------------
(Federal Tax I.D. Number)


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                    Page 7

CORPORATION INFORMATION:

--------------------------------------------------------------------------------

Priceline.com Incorporated
--------------------------------------------------------------------------------
(Legal Name)

800 Connecticut Avenue
--------------------------------------------------------------------------------
(Home Address)

Norwalk, CT  06854
--------------------------------------------------------------------------------
(City, State, Zip)

203-299-8000
--------------------------------------------------------------------------------
(Home Phone Number)

--------------------------------------------------------------------------------


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                    Page 8

                              [LOGO] worldspan(TM)

                  SUBSCRIBER ENTITY AGREEMENT - EXHIBIT 1 OF 10
                                   E-COMMERCE

                                                    CUSTOMER NUMBER:    [**]
                                                                        --------
                                                    Home Customer No.:  [**]
                                                                        --------

ARTICLE I. EXHIBIT

A. THIS is an Exhibit to the Worldspan Subscriber Entity Agreement (the "Exhibit"), by and between Worldspan, L.P., 300 Galleria Parkway, N.W., Atlanta, Georgia, 30339 ("Worldspan") and the undersigned entity ("Customer") identified on the signature page of the Subscriber Entity Agreement dated the 1 of October, 2001.

B. Customer agrees to pay Worldspan charges according to the terms of the Subscriber Entity Agreements, including Exhibit(s) attached hereto and incorporated herein (the "Locations").

ARTICLE II. EQUIPMENT, SOFTWARE, SERVICES AND FEES

Equipment, software, and services are identified below, along with related fees:

A.    LOCATION

      "Location" means the following location for installation of the Worldspan Equipment and Software.

      "Location" means the following location for installation of the Worldspan Equipment and Software.

      Customer Legal Name:  Priceline.com                           SID:     L7U
                          ------------------------------------------   ---------
      dba:     Priceline.com                                    ARC: 9965578
           -----------------------------------------------------     ----------
      Address: 800 Connecticut Ave.
              ------------------------------------------------------------------
      City:    Norwalk                         State:   CT         Zip:    06854
           ------------------------------------      -------------     ---------
      County:                                          Telephone: 203-299-8000
             ------------------------------------------          ---------------
      e-mail:                                          ERSP:
              -----------------------------------------     --------------------

      Address:  same as above
              ------------------------------------------------------------------
      City:                             State:                     Zip:
           -----------------------------      ---------------------    ---------
      County:                           Telephone:
             ---------------------------          ------------------------------

B.    EQUIPMENT, SOFTWARE AND SERVICES (SUBJECT TO PRODUCTIVITY DISCOUNT)

      1.    Booking Terminal Addresses associated with Worldspan Equipment


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                    Page 9

      2.    Worldspan Equipment

------------------------------------------------------------------------------------------------------------------------
                                                                               Equipment                        Total
        Description (If applicable, add printer                Monthly Fee       Value       Total Monthly     Equipment
 QTY                functionality)                              Per Unit       Per Unit           Fee            Value
------------------------------------------------------------------------------------------------------------------------
[**]    56K Frame Circuts                                         [**]           [**]             [**]           [**]
------------------------------------------------------------------------------------------------------------------------
[**]    Pentium 400 GW/WS                                         [**]           [**]             [**]           [**]
------------------------------------------------------------------------------------------------------------------------
[**]    TI 895 Printer                                            [**]           [**]             [**]           [**]
------------------------------------------------------------------------------------------------------------------------
[**]    TI 1600 ATB Printer                                       [**]           [**]             [**]           [**]
------------------------------------------------------------------------------------------------------------------------
                                                                  [**]           [**]             [**]           [**]
------------------------------------------------------------------------------------------------------------------------
        Total Monthly Worldspan Equipment Lease Standard Fee:                                     [**]
------------------------------------------------------------------------------------------------------------------------
        Total Worldspan Equipment Value:                                                                         [**]
------------------------------------------------------------------------------------------------------------------------

      3.    Worldspan Software

------------------------------------------------------------------------------------------------------------------------
                                                                               Software                           Total
                                                              Monthly Fee        Value       Total Monthly      Software
 QTY                 Description                                Per Unit       Per Unit          Fee             Value
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------

        Total Monthly Worldspan Software Lease Standard Fee:                                      [**]
------------------------------------------------------------------------------------------------------------------------
        Total Worldspan Software Value:                                                           [**]            [**]
------------------------------------------------------------------------------------------------------------------------

      4.    Worldspan Services

            Optional Services subject to Productivity Discount may be provided by Worldspan to Customer. Customer shall be subject to Worldspan's then prevailing fees, terms and conditions for each such service, subject to discounts pursuant to Article III herein. Customer may discontinue any such service with thirty (30) days' advance notice to discontinue the service.

           -----------------------------------------------------------------------------------------------
                                                                             Monthly Fee         Total
              Quantity                              Description                Per Unit       Monthly Fee
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
              Total Optional Monthly Services Standard Fee:                                         [**]
           -----------------------------------------------------------------------------------------------


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                   Page 10

      5.    [**] Terminal Addresses for Customer Owned Equipment [**] each: [**]

      6.    Customer Equipment

            ---------------------------------------------------------------------------------------
             Quantity         Description/Serial Number (Add printer functionality, if applicable)
            ---------------------------------------------------------------------------------------
                              N/A
            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

C.    FEES

      1.    Monthly Communication Support Standard Fee                      [**]

      2.    Wide Area Network Monthly Communication Fee:                    [**]

      3.    Customer agrees to pay Worldspan a monthly installation fee of: [**]

            --------------------------------------------------------------------
            TOTAL MONTHLY EQUIPMENT, SOFTWARE, SERVICES AND COMMUNICATIONS
            SUPPORT STANDARD FEE (SUBJECT TO PRODUCTIVITY DISCOUNT):        [**]
            --------------------------------------------------------------------

      4.    Worldspan Services - Not Subject to Productivity Discount

            Optional Services not subject to Productivity Discount may be provided by Worldspan to Customer. Customer shall be subject to Worldspan's then prevailing fees, terms and conditions for each such service. Customer may discontinue any such service with thirty (30) days' advance notice to discontinue the service.

            ------------------------------------------------------------------------------------------
                                                                 Monthly Fee             Total Monthly
              Quantity            Description of Service           per Unit                  Fee
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------

              Optional Monthly Services Standard Fee NOT Subject to Productivity Discount:    [**]
            ------------------------------------------------------------------------------------------

      5.    Installation and Additional Fees:

            INSTALLATION FEE

            Customer agrees to pay Worldspan a one time installation fee of:
                                                                            [**]

            ADDITIONAL FEES

            Customer agrees to pay Worldspan a one time fee of:             [**]

            Additional Fees may be due pursuant to one or more amendments, attachments or addenda to this Exhibit.


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                   Page 11

                              [LOGO] worldspan(TM)

                  SUBSCRIBER ENTITY AGREEMENT - EXHIBIT 2 OF 10
                                   E-COMMERCE

                                                    CUSTOMER NUMBER:    [**]
                                                                        --------
                                                    Home Customer No.:  [**]
                                                                        --------

ARTICLE I.  EXHIBIT

A. THIS is an Exhibit to the Worldspan Subscriber Entity Agreement (the "Exhibit"), by and between Worldspan, L.P., 300 Galleria Parkway, N.W., Atlanta, Georgia, 30339 ("Worldspan") and the undersigned entity ("Customer") identified on the signature page of the Subscriber Entity Agreement dated the 1 of October, 2001.

B. Customer agrees to pay Worldspan charges according to the terms of the Subscriber Entity Agreements, including Exhibit(s) attached hereto and incorporated herein (the "Locations").

ARTICLE II. EQUIPMENT, SOFTWARE, SERVICES AND FEES

Equipment, software, and services are identified below, along with related fees:

A.    LOCATION

      "Location" means the following location for installation of the Worldspan Equipment and Software.

      Customer Legal Name:  Priceline.com                           SID:  QCD
                          ------------------------------------------   ---------
      dba:     Priceline.com                                    ARC: 0750854
           -----------------------------------------------------     ----------
      Address: 4189 Arlingate Lane
              ------------------------------------------------------------------
      City:     Columbus                       State:   OH         Zip: 43228
           ------------------------------------      -------------     ---------
      County:                                          Telephone:
             ------------------------------------------          ---------------
      e-mail:                                          ERSP:
              -----------------------------------------     --------------------

      Customer's billing information:

      Address:  same as above
              ------------------------------------------------------------------
      City:                             State:                     Zip:
           -----------------------------      ---------------------    ---------
      County:                           Telephone:
             ---------------------------          ------------------------------

B.    EQUIPMENT, SOFTWARE AND SERVICES (SUBJECT TO PRODUCTIVITY DISCOUNT)

      1.    Booking Terminal Addresses associated with Worldspan Equipment


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                   Page 12

      2.    Worldspan Equipment

------------------------------------------------------------------------------------------------------------------------
                                                                               Equipment                        Total
        Description (If applicable, add printer                Monthly Fee       Value       Total Monthly     Equipment
 QTY                functionality)                              Per Unit       Per Unit           Fee            Value
------------------------------------------------------------------------------------------------------------------------
[**]    56K Frame Circuts                                         [**]           [**]             [**]           [**]
------------------------------------------------------------------------------------------------------------------------
[**]    Pentium 300 GL FS/GW                                      [**]           [**]             [**]           [**]
------------------------------------------------------------------------------------------------------------------------
[**]    Pentium 400 FS/GW                                         [**]           [**]             [**]           [**]
------------------------------------------------------------------------------------------------------------------------
[**]    Genicom Printer                                           [**]           [**]             [**]           [**]
------------------------------------------------------------------------------------------------------------------------
[**]    TI 885                                                    [**]           [**]             [**]           [**]
------------------------------------------------------------------------------------------------------------------------

        Total Monthly Worldspan Equipment Lease Standard Fee:                                     [**]
------------------------------------------------------------------------------------------------------------------------
        Total Worldspan Equipment Value:                                                          [**]           [**]
------------------------------------------------------------------------------------------------------------------------

      3.    Worldspan Software

------------------------------------------------------------------------------------------------------------------------
                                                                               Software                           Total
                                                              Monthly Fee        Value       Total Monthly      Software
 QTY                 Description                                Per Unit       Per Unit          Fee             Value
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------

        Total Monthly Worldspan Software Lease Standard Fee:                                      [**]
------------------------------------------------------------------------------------------------------------------------
        Total Worldspan Software Value:                                                           [**]            [**]
------------------------------------------------------------------------------------------------------------------------

4.    Worldspan Services

      Optional Services subject to Productivity Discount may be provided by Worldspan to Customer. Customer shall be subject to Worldspan's then prevailing fees, terms and conditions for each such service, subject to discounts pursuant to Article III herein. Customer may discontinue any such service with thirty (30) days' advance notice to discontinue the service.

           -----------------------------------------------------------------------------------------------
                                                                             Monthly Fee         Total
              Quantity                              Description                Per Unit       Monthly Fee
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
              Total Optional Monthly Services Standard Fee:                                         [**]
           -----------------------------------------------------------------------------------------------


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                   Page 13

      5.    [**] Terminal Addresses for Customer Owned Equipment [**] each: [**]

      6.    Customer Equipment

            ---------------------------------------------------------------------------------------
             Quantity         Description/Serial Number (Add printer functionality, if applicable)
            ---------------------------------------------------------------------------------------
                              N/A
            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

C.    FEES

      1.    Monthly Communication Support Standard Fee                      [**]

      2.    Wide Area Network Monthly Communication Fee:                    [**]

      3.    Customer agrees to pay Worldspan a monthly installation fee of: [**]

            --------------------------------------------------------------------
            TOTAL MONTHLY EQUIPMENT, SOFTWARE, SERVICES AND COMMUNICATIONS
            SUPPORT STANDARD FEE (SUBJECT TO PRODUCTIVITY DISCOUNT):        [**]
            --------------------------------------------------------------------

      4.    Worldspan Services - Not Subject to Productivity Discount

            Optional Services not subject to Productivity Discount may be provided by Worldspan to Customer. Customer shall be subject to Worldspan's then prevailing fees, terms and conditions for each such service. Customer may discontinue any such service with thirty (30) days' advance notice to discontinue the service.

            ------------------------------------------------------------------------------------------
                                                                 Monthly Fee             Total Monthly
              Quantity            Description of Service           per Unit                  Fee
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------

              Optional Monthly Services Standard Fee NOT Subject to Productivity Discount:    [**]
            ------------------------------------------------------------------------------------------

      5.    Installation and Additional Fees:

            INSTALLATION FEE

            Customer agrees to pay Worldspan a one time installation fee of:
                                                                            [**]

            ADDITIONAL FEES

            Customer agrees to pay Worldspan a one time fee of:             [**]

            Additional Fees may be due pursuant to one or more amendments, attachments or addenda to this Exhibit.


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                   Page 14

                              [LOGO] worldspan(TM)

                  SUBSCRIBER ENTITY AGREEMENT - EXHIBIT 3 OF 10
                                   E-COMMERCE

                                                    CUSTOMER NUMBER:    [**]
                                                                        --------
                                                    Home Customer No.:  [**]
                                                                        --------

ARTICLE I. EXHIBIT

A. THIS is an Exhibit to the Worldspan Subscriber Entity Agreement (the "Exhibit"), by and between Worldspan, L.P., 300 Galleria Parkway, N.W., Atlanta, Georgia, 30339 ("Worldspan") and the undersigned entity ("Customer") identified on the signature page of the Subscriber Entity Agreement dated the 1 of October, 2001.

B. Customer agrees to pay Worldspan charges according to the terms of the Subscriber Entity Agreements, including Exhibit(s) attached hereto and incorporated herein (the "Locations").

ARTICLE II. EQUIPMENT, SOFTWARE, SERVICES AND FEES

Equipment, software, and services are identified below, along with related fees:

A.    LOCATION

      "Location" means the following location for installation of the Worldspan Equipment and Software.

      Customer Legal Name:  Priceline.com                           SID:     UTJ
                          ------------------------------------------   ---------
      dba:     Priceline.com/Call Tech                            ARC: 0750854
           -----------------------------------------------------     ----------
      Address: 4335 Equity Drive
              ------------------------------------------------------------------
      City:    Columbus                        State:   CT         Zip:    43228
           ------------------------------------      -------------     ---------
      County:                                          Telephone:
             ------------------------------------------          ---------------
      e-mail:                                          ERSP:
              -----------------------------------------     --------------------

      Customer's billing information:

      Address:  same as above
              ------------------------------------------------------------------
      City:                             State:                     Zip:
           -----------------------------      ---------------------    ---------
      County:                           Telephone:
             ---------------------------          ------------------------------

B.    EQUIPMENT, SOFTWARE AND SERVICES (SUBJECT TO PRODUCTIVITY DISCOUNT)

      1.    Booking Terminal Addresses associated with Worldspan Equipment


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                   Page 15

      2.    Worldspan Equipment

------------------------------------------------------------------------------------------------------------------------
                                                                               Equipment                        Total
        Description (If applicable, add printer                Monthly Fee       Value       Total Monthly     Equipment
 QTY                functionality)                              Per Unit       Per Unit           Fee            Value
------------------------------------------------------------------------------------------------------------------------
[**]    56K Frame Circuts                                         [**]           [**]             [**]            [**]
------------------------------------------------------------------------------------------------------------------------
[**]    Pentium 400 FS/GW                                         [**]           [**]             [**]            [**]
------------------------------------------------------------------------------------------------------------------------
[**]    Pentium 300 FS/GW                                         [**]           [**]             [**]            [**]
------------------------------------------------------------------------------------------------------------------------
[**]    TI 885                                                    [**]           [**]             [**]            [**]
------------------------------------------------------------------------------------------------------------------------
[**]    Genicom Printer                                           [**]           [**]             [**]            [**]
------------------------------------------------------------------------------------------------------------------------
        Total Monthly Worldspan Equipment Lease Standard Fee:                                     [**]
------------------------------------------------------------------------------------------------------------------------
        Total Worldspan Equipment Value:                                                                          [**]
------------------------------------------------------------------------------------------------------------------------

      3.    Worldspan Software

------------------------------------------------------------------------------------------------------------------------
                                                                               Software                           Total
                                                              Monthly Fee        Value       Total Monthly      Software
 QTY                 Description                                Per Unit       Per Unit          Fee             Value
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------

        Total Monthly Worldspan Software Lease Standard Fee:                                      [**]
------------------------------------------------------------------------------------------------------------------------
        Total Worldspan Software Value:                                                           [**]            [**]
------------------------------------------------------------------------------------------------------------------------

      4.    Worldspan Services

            Optional Services subject to Productivity Discount may be provided by Worldspan to Customer. Customer shall be subject to Worldspan's then prevailing fees, terms and conditions for each such service, subject to discounts pursuant to Article III herein. Customer may discontinue any such service with thirty (30) days' advance notice to discontinue the service.

           -----------------------------------------------------------------------------------------------
                                                                             Monthly Fee         Total
              Quantity                              Description                Per Unit       Monthly Fee
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
              Total Optional Monthly Services Standard Fee:                                         [**]
           -----------------------------------------------------------------------------------------------


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                   Page 16

      5.    [**] Terminal Addresses for Customer Owned Equipment [**] each: [**]

      6.    Customer Equipment

            ---------------------------------------------------------------------------------------
             Quantity         Description/Serial Number (Add printer functionality, if applicable)
            ---------------------------------------------------------------------------------------
                              N/A
            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

C.    FEES

      1.    Monthly Communication Support Standard Fee                      [**]

      2.    Wide Area Network Monthly Communication Fee:                    [**]

      3.    Customer agrees to pay Worldspan a monthly installation fee of: [**]

            --------------------------------------------------------------------
            TOTAL MONTHLY EQUIPMENT, SOFTWARE, SERVICES AND COMMUNICATIONS
            SUPPORT STANDARD FEE (SUBJECT TO PRODUCTIVITY DISCOUNT):        [**]
            --------------------------------------------------------------------

      4.    Worldspan Services - Not Subject to Productivity Discount

            Optional Services not subject to Productivity Discount may be provided by Worldspan to Customer. Customer shall be subject to Worldspan's then prevailing fees, terms and conditions for each such service. Customer may discontinue any such service with thirty (30) days' advance notice to discontinue the service.

            ------------------------------------------------------------------------------------------
                                                                 Monthly Fee             Total Monthly
              Quantity            Description of Service           per Unit                  Fee
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------

              Optional Monthly Services Standard Fee NOT Subject to Productivity Discount:    [**]
            ------------------------------------------------------------------------------------------

      5.    Installation and Additional Fees:

            INSTALLATION FEE

            Customer agrees to pay Worldspan a one time installation fee of:
                                                                            [**]

            ADDITIONAL FEES

            Customer agrees to pay Worldspan a one time fee of:             [**]

            Additional Fees may be due pursuant to one or more amendments, attachments or addenda to this Exhibit.


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                   Page 17

                              [LOGO] worldspan(TM)

                  SUBSCRIBER ENTITY AGREEMENT - EXHIBIT 4 OF 10
                                   E-COMMERCE

                                                    CUSTOMER NUMBER:    [**]
                                                                        --------
                                                    Home Customer No.:  [**]
                                                                        --------

ARTICLE I. EXHIBIT

A. THIS is an Exhibit to the Worldspan Subscriber Entity Agreement (the "Exhibit"), by and between Worldspan, L.P., 300 Galleria Parkway, N.W., Atlanta, Georgia, 30339 ("Worldspan") and the undersigned entity ("Customer") identified on the signature page of the Subscriber Entity Agreement dated the 1 of October, 2001.

B. Customer agrees to pay Worldspan charges according to the terms of the Subscriber Entity Agreements, including Exhibit(s) attached hereto and incorporated herein (the "Locations").

ARTICLE II. EQUIPMENT, SOFTWARE, SERVICES AND FEES

Equipment, software, and services are identified below, along with related fees:

A.    LOCATION

      "Location" means the following location for installation of the Worldspan Equipment and Software.

      Customer Legal Name:  Priceline.com/Exodus Communications     SID:  RUC
                          ------------------------------------------   ---------
      dba:     Priceline.com/Exodus Communications              ARC: 996851
           -----------------------------------------------------     ----------
      Address: 34 Exchange Place - Harborside
              ------------------------------------------------------------------
      City:    Jersey City                     State: NJ           Zip: 07311
           ------------------------------------      -------------     ---------
      County:                                          Telephone:
             ------------------------------------------          ---------------
      e-mail:                                          ERSP:
              -----------------------------------------     --------------------

      Customer's billing information:

      Address:  same as above
              ------------------------------------------------------------------
      City:                             State:                     Zip:
           -----------------------------      ---------------------    ---------
      County:                           Telephone:
             ---------------------------          ------------------------------

B.    EQUIPMENT, SOFTWARE AND SERVICES (SUBJECT TO PRODUCTIVITY DISCOUNT)

      1.    Booking Terminal Addresses associated with Worldspan Equipment


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                   Page 18

      2.    Worldspan Equipment

------------------------------------------------------------------------------------------------------------------------
                                                                               Equipment                        Total
        Description (If applicable, add printer                Monthly Fee       Value       Total Monthly     Equipment
 QTY                functionality)                              Per Unit       Per Unit           Fee            Value
------------------------------------------------------------------------------------------------------------------------
[**]    T1 Data Circuts                                           [**]           [**]             [**]           [**]
------------------------------------------------------------------------------------------------------------------------
[**]    Gateway                                                   [**]           [**]             [**]           [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]           [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]           [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]           [**]
------------------------------------------------------------------------------------------------------------------------
        Total Monthly Worldspan Equipment Lease Standard Fee:                                     [**]
------------------------------------------------------------------------------------------------------------------------
        Total Worldspan Equipment Value:                                                                         [**]
------------------------------------------------------------------------------------------------------------------------

      3.    Worldspan Software

------------------------------------------------------------------------------------------------------------------------
                                                                               Software                           Total
                                                              Monthly Fee        Value       Total Monthly      Software
 QTY                 Description                                Per Unit       Per Unit          Fee             Value
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------

        Total Monthly Worldspan Software Lease Standard Fee:                                      [**]
------------------------------------------------------------------------------------------------------------------------
        Total Worldspan Software Value:                                                           [**]            [**]
------------------------------------------------------------------------------------------------------------------------

      4.    Worldspan Services

            Optional Services subject to Productivity Discount may be provided by Worldspan to Customer. Customer shall be subject to Worldspan's then prevailing fees, terms and conditions for each such service, subject to discounts pursuant to Article III herein. Customer may discontinue any such service with thirty (30) days' advance notice to discontinue the service.

           -----------------------------------------------------------------------------------------------
                                                                             Monthly Fee         Total
              Quantity                              Description                Per Unit       Monthly Fee
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
              Total Optional Monthly Services Standard Fee:                                         [**]
           -----------------------------------------------------------------------------------------------


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                   Page 19

      5.    [**] Terminal Addresses for Customer Owned Equipment [**] each: [**]

      6.    Customer Equipment

            ---------------------------------------------------------------------------------------
             Quantity         Description/Serial Number (Add printer functionality, if applicable)
            ---------------------------------------------------------------------------------------
                              N/A
            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

C.    FEES

      1.    Monthly Communication Support Standard Fee                      [**]

      2.    Wide Area Network Monthly Communication Fee:                    [**]

      3.    Customer agrees to pay Worldspan a monthly installation fee of: [**]

            --------------------------------------------------------------------
            TOTAL MONTHLY EQUIPMENT, SOFTWARE, SERVICES AND COMMUNICATIONS
            SUPPORT STANDARD FEE (SUBJECT TO PRODUCTIVITY DISCOUNT):        [**]
            --------------------------------------------------------------------

      4.    Worldspan Services - Not Subject to Productivity Discount

            Optional Services not subject to Productivity Discount may be provided by Worldspan to Customer. Customer shall be subject to Worldspan's then prevailing fees, terms and conditions for each such service. Customer may discontinue any such service with thirty (30) days' advance notice to discontinue the service.

            ------------------------------------------------------------------------------------------
                                                                 Monthly Fee             Total Monthly
              Quantity            Description of Service           per Unit                  Fee
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------

              Optional Monthly Services Standard Fee NOT Subject to Productivity Discount:    [**]
            ------------------------------------------------------------------------------------------

      5.    Installation and Additional Fees:

            INSTALLATION FEE

            Customer agrees to pay Worldspan a one time installation fee of:
                                                                            [**]

            ADDITIONAL FEES

            Customer agrees to pay Worldspan a one time fee of:             [**]

            Additional Fees may be due pursuant to one or more amendments, attachments or addenda to this Exhibit.


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                   Page 20

                              [LOGO] worldspan(TM)

                  SUBSCRIBER ENTITY AGREEMENT - EXHIBIT 5 OF 10
                                   E-COMMERCE

                                                    CUSTOMER NUMBER:    [**]
                                                                        --------
                                                    Home Customer No.:  [**]
                                                                        --------

ARTICLE I. EXHIBIT

A. THIS is an Exhibit to the Worldspan Subscriber Entity Agreement (the "Exhibit"), by and between Worldspan, L.P., 300 Galleria Parkway, N.W., Atlanta, Georgia, 30339 ("Worldspan") and the undersigned entity ("Customer") identified on the signature page of the Subscriber Entity Agreement dated the 1 of October, 2001.

B. Customer agrees to pay Worldspan charges according to the terms of the Subscriber Entity Agreements, including Exhibit(s) attached hereto and incorporated herein (the "Locations").

ARTICLE II. EQUIPMENT, SOFTWARE, SERVICES AND FEES

Equipment, software, and services are identified below, along with related fees:

A.    LOCATION

      "Location" means the following location for installation of the Worldspan Equipment and Software.

      Customer Legal Name:  Priceline Europe                        SID: 2RD
                          ------------------------------------------   ---------
      dba:     Priceline Europe                                 ARC: 9126970
           -----------------------------------------------------     ----------
      Address: Pegasus House
              ------------------------------------------------------------------
      City:    Leicester                       State:   UK        Zip: EN GB LEI
           ------------------------------------      ------------     ----------
      County:                                          Telephone:
             ------------------------------------------          ---------------
      e-mail:                                          ERSP:
              -----------------------------------------     --------------------

      Customer's principal place of business:

      Address:  same as above
              ------------------------------------------------------------------
      City:                             State:                     Zip:
           -----------------------------      ---------------------    ---------
      County:                           Telephone:
             ---------------------------          ------------------------------

B.    EQUIPMENT, SOFTWARE AND SERVICES (SUBJECT TO PRODUCTIVITY DISCOUNT)

      1.    Booking Terminal Addresses associated with Worldspan Equipment


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                   Page 21

      2.    Worldspan Equipment

------------------------------------------------------------------------------------------------------------------------
                                                                               Equipment                        Total
        Description (If applicable, add printer                Monthly Fee       Value       Total Monthly     Equipment
 QTY                functionality)                              Per Unit       Per Unit           Fee            Value
------------------------------------------------------------------------------------------------------------------------
[**]    64K Data Circuts                                          [**]                            [**]           [**]
------------------------------------------------------------------------------------------------------------------------
[**]    PC Gateway                                                [**]           [**]             [**]           [**]
------------------------------------------------------------------------------------------------------------------------
[**]    Printer                                                   [**]           [**]             [**]           [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]           [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]           [**]
------------------------------------------------------------------------------------------------------------------------
        Total Monthly Worldspan Equipment Lease Standard Fee:                                     [**]
------------------------------------------------------------------------------------------------------------------------
        Total Worldspan Equipment Value:                                                          [**]           [**]
------------------------------------------------------------------------------------------------------------------------

      3.    Worldspan Software

------------------------------------------------------------------------------------------------------------------------
                                                                               Software                           Total
                                                              Monthly Fee        Value       Total Monthly      Software
 QTY                 Description                                Per Unit       Per Unit          Fee             Value
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------

        Total Monthly Worldspan Software Lease Standard Fee:                                      [**]
------------------------------------------------------------------------------------------------------------------------
        Total Worldspan Software Value:                                                           [**]            [**]
------------------------------------------------------------------------------------------------------------------------

      4.    Worldspan Services

            Optional Services subject to Productivity Discount may be provided by Worldspan to Customer. Customer shall be subject to Worldspan's then prevailing fees, terms and conditions for each such service, subject to discounts pursuant to Article III herein. Customer may discontinue any such service with thirty (30) days' advance notice to discontinue the service.

           -----------------------------------------------------------------------------------------------
                                                                             Monthly Fee         Total
              Quantity                              Description                Per Unit       Monthly Fee
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
              Total Optional Monthly Services Standard Fee:                                         [**]
           -----------------------------------------------------------------------------------------------


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                   Page 22

      5.    [**] Terminal Addresses for Customer Owned Equipment [**] each: [**]

      6.    Customer Equipment

            ---------------------------------------------------------------------------------------
             Quantity         Description/Serial Number (Add printer functionality, if applicable)
            ---------------------------------------------------------------------------------------
                              N/A
            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

C.    FEES

      1.    Monthly Communication Support Standard Fee                      [**]

      2.    Wide Area Network Monthly Communication Fee:                    [**]

      3.    Customer agrees to pay Worldspan a monthly installation fee of: [**]

            --------------------------------------------------------------------
            TOTAL MONTHLY EQUIPMENT, SOFTWARE, SERVICES AND COMMUNICATIONS
            SUPPORT STANDARD FEE (SUBJECT TO PRODUCTIVITY DISCOUNT):        [**]
            --------------------------------------------------------------------

      4.    Worldspan Services - Not Subject to Productivity Discount

            Optional Services not subject to Productivity Discount may be provided by Worldspan to Customer. Customer shall be subject to Worldspan's then prevailing fees, terms and conditions for each such service. Customer may discontinue any such service with thirty (30) days' advance notice to discontinue the service.

            ------------------------------------------------------------------------------------------
                                                                 Monthly Fee             Total Monthly
              Quantity            Description of Service           per Unit                  Fee
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------

              Optional Monthly Services Standard Fee NOT Subject to Productivity Discount:    [**]
            ------------------------------------------------------------------------------------------

      5.    Installation and Additional Fees:

            INSTALLATION FEE

            Customer agrees to pay Worldspan a one time installation fee of:
                                                                            [**]

            ADDITIONAL FEES

            Customer agrees to pay Worldspan a one time fee of:             [**]

            Additional Fees may be due pursuant to one or more amendments, attachments or addenda to this Exhibit.


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                   Page 23

                              [LOGO] worldspan(TM)

                  SUBSCRIBER ENTITY AGREEMENT - EXHIBIT 6 OF 10
                                   E-COMMERCE

                                                    CUSTOMER NUMBER:    [**]
                                                                        --------
                                                    Home Customer No.:  [**]
                                                                        --------

ARTICLE I. EXHIBIT

A. THIS is an Exhibit to the Worldspan Subscriber Entity Agreement (the "Exhibit"), by and between Worldspan, L.P., 300 Galleria Parkway, N.W., Atlanta, Georgia, 30339 ("Worldspan") and the undersigned entity ("Customer") identified on the signature page of the Subscriber Entity Agreement dated the 1 of October, 2001.

B. Customer agrees to pay Worldspan charges according to the terms of the Subscriber Entity Agreements, including Exhibit(s) attached hereto and incorporated herein (the "Locations").

ARTICLE II. EQUIPMENT, SOFTWARE, SERVICES AND FEES

Equipment, software, and services are identified below, along with related fees:

A.    LOCATION

      "Location" means the following location for installation of the Worldspan Equipment and Software.

      Customer Legal Name:  Priceline Europe                        SID: U6T
                          ------------------------------------------   ---------
      dba:     Priceline Europe                                 ARC: 990300
           -----------------------------------------------------     ----------
      Address: C/O Equant Application Services
              ------------------------------------------------------------------
      City:    Godalming                       State:   UK        Zip: EN GB GU7
           ------------------------------------      ------------     ----------
      County:                                          Telephone:
             ------------------------------------------          ---------------
      e-mail:                                          ERSP:
              -----------------------------------------     --------------------

      Customer's principal place of business:

      Address:  same as above
              ------------------------------------------------------------------
      City:                             State:                     Zip:
           -----------------------------      ---------------------    ---------
      County:                           Telephone:
             ---------------------------          ------------------------------

B.    EQUIPMENT, SOFTWARE AND SERVICES (SUBJECT TO PRODUCTIVITY DISCOUNT)

      1.    Booking Terminal Addresses associated with Worldspan Equipment


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                   Page 24

      2.    Worldspan Equipment

------------------------------------------------------------------------------------------------------------------------
                                                                               Equipment                        Total
        Description (If applicable, add printer                Monthly Fee       Value       Total Monthly     Equipment
 QTY                functionality)                              Per Unit       Per Unit           Fee            Value
------------------------------------------------------------------------------------------------------------------------
[**]    64K Data Circut                                           [**]                            [**]           [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]           [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]           [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]           [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]           [**]
------------------------------------------------------------------------------------------------------------------------

        Total Monthly Worldspan Equipment Lease Standard Fee:                                     [**]
------------------------------------------------------------------------------------------------------------------------
        Total Worldspan Equipment Value:                                                          [**]           [**]
------------------------------------------------------------------------------------------------------------------------

      3.    Worldspan Software

------------------------------------------------------------------------------------------------------------------------
                                                                               Software                           Total
                                                              Monthly Fee        Value       Total Monthly      Software
 QTY                 Description                                Per Unit       Per Unit          Fee             Value
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------

        Total Monthly Worldspan Software Lease Standard Fee:                                      [**]
------------------------------------------------------------------------------------------------------------------------
        Total Worldspan Software Value:                                                           [**]            [**]
------------------------------------------------------------------------------------------------------------------------

      4.    Worldspan Services

            Optional Services subject to Productivity Discount may be provided by Worldspan to Customer. Customer shall be subject to Worldspan's then prevailing fees, terms and conditions for each such service, subject to discounts pursuant to Article III herein. Customer may discontinue any such service with thirty (30) days' advance notice to discontinue the service.

           -----------------------------------------------------------------------------------------------
                                                                             Monthly Fee         Total
              Quantity                              Description                Per Unit       Monthly Fee
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------

              Total Optional Monthly Services Standard Fee:                                         [**]
           -----------------------------------------------------------------------------------------------


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                   Page 25

      5.    [**] Terminal Addresses for Customer Owned Equipment [**] each: [**]

      6.    Customer Equipment

            ---------------------------------------------------------------------------------------
             Quantity         Description/Serial Number (Add printer functionality, if applicable)
            ---------------------------------------------------------------------------------------
                              N/A
            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

C.    FEES

      1.    Monthly Communication Support Standard Fee                      [**]

      2.    Wide Area Network Monthly Communication Fee:                    [**]

      3.    Customer agrees to pay Worldspan a monthly installation fee of: [**]

            --------------------------------------------------------------------
            TOTAL MONTHLY EQUIPMENT, SOFTWARE, SERVICES AND COMMUNICATIONS
            SUPPORT STANDARD FEE (SUBJECT TO PRODUCTIVITY DISCOUNT):        [**]
            --------------------------------------------------------------------

      4.    Worldspan Services - Not Subject to Productivity Discount

            Optional Services not subject to Productivity Discount may be provided by Worldspan to Customer. Customer shall be subject to Worldspan's then prevailing fees, terms and conditions for each such service. Customer may discontinue any such service with thirty (30) days' advance notice to discontinue the service.

            ------------------------------------------------------------------------------------------
                                                                 Monthly Fee             Total Monthly
              Quantity            Description of Service           per Unit                  Fee
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------

              Optional Monthly Services Standard Fee NOT Subject to Productivity Discount:    [**]
            ------------------------------------------------------------------------------------------

      5.    Installation and Additional Fees:

            INSTALLATION FEE

            Customer agrees to pay Worldspan a one time installation fee of:
                                                                            [**]

            ADDITIONAL FEES

            Customer agrees to pay Worldspan a one time fee of:             [**]

            Additional Fees may be due pursuant to one or more amendments, attachments or addenda to this Exhibit.


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                   Page 26

                              [LOGO] worldspan(TM)

                  SUBSCRIBER ENTITY AGREEMENT - EXHIBIT 7 OF 10
                                   E-COMMERCE

                                                    CUSTOMER NUMBER:    [**]
                                                                        --------
                                                    Home Customer No.:  [**]
                                                                        --------

ARTICLE I. EXHIBIT

A. THIS is an Exhibit to the Worldspan Subscriber Entity Agreement (the "Exhibit"), by and between Worldspan, L.P., 300 Galleria Parkway, N.W., Atlanta, Georgia, 30339 ("Worldspan") and the undersigned entity ("Customer") identified on the signature page of the Subscriber Entity Agreement dated the 1 of October, 2001.

B. Customer agrees to pay Worldspan charges according to the terms of the Subscriber Entity Agreements, including Exhibit(s) attached hereto and incorporated herein (the "Locations").

ARTICLE II. EQUIPMENT, SOFTWARE, SERVICES AND FEES

Equipment, software, and services are identified below, along with related fees:

A.    LOCATION

      "Location" means the following location for installation of the Worldspan Equipment and Software.

      Customer Legal Name:  Priceline.com                           SID: ET1
                          ------------------------------------------   ---------
      dba:     Hutchinson - Priceline, Ltd                      ARC: 9908011
           -----------------------------------------------------     ----------
      Address: 2/F Somerset House
              ------------------------------------------------------------------
      City:    Quary Bay, Hong Kong             State:             Zip:
           ------------------------------------      ------------     ----------
      County:                                          Telephone:
             ------------------------------------------          ---------------
      e-mail:                                          ERSP:
              -----------------------------------------     --------------------

      Customer's principal place of business:

      Address:  same as above
              ------------------------------------------------------------------
      City:                             State:                     Zip:
           -----------------------------      ---------------------    ---------
      County:                           Telephone:
             ---------------------------          ------------------------------

B.    EQUIPMENT, SOFTWARE AND SERVICES (SUBJECT TO PRODUCTIVITY DISCOUNT)

      1.    Booking Terminal Addresses associated with Worldspan Equipment


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                   Page 27

      2.    Worldspan Equipment

------------------------------------------------------------------------------------------------------------------------
                                                                               Equipment                        Total
        Description (If applicable, add printer                Monthly Fee       Value       Total Monthly     Equipment
 QTY                functionality)                              Per Unit       Per Unit           Fee            Value
------------------------------------------------------------------------------------------------------------------------
[**]    64K Data Circut                                           [**]                            [**]           [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]           [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]           [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]           [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]           [**]
------------------------------------------------------------------------------------------------------------------------
        Total Monthly Worldspan Equipment Lease Standard Fee:                                     [**]
------------------------------------------------------------------------------------------------------------------------
        Total Worldspan Equipment Value:                                                                         [**]
------------------------------------------------------------------------------------------------------------------------

      3.    Worldspan Software

------------------------------------------------------------------------------------------------------------------------
                                                                               Software                           Total
                                                              Monthly Fee        Value       Total Monthly      Software
 QTY                 Description                                Per Unit       Per Unit          Fee             Value
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------

        Total Monthly Worldspan Software Lease Standard Fee:                                      [**]
------------------------------------------------------------------------------------------------------------------------
        Total Worldspan Software Value:                                                           [**]            [**]
------------------------------------------------------------------------------------------------------------------------

      4.    Worldspan Services

            Optional Services subject to Productivity Discount may be provided by Worldspan to Customer. Customer shall be subject to Worldspan's then prevailing fees, terms and conditions for each such service, subject to discounts pursuant to Article III herein. Customer may discontinue any such service with thirty (30) days' advance notice to discontinue the service.

           -----------------------------------------------------------------------------------------------
                                                                             Monthly Fee         Total
              Quantity                              Description                Per Unit       Monthly Fee
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
              Total Optional Monthly Services Standard Fee:                                         [**]
           -----------------------------------------------------------------------------------------------


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                   Page 28

      5.    [**] Terminal Addresses for Customer Owned Equipment [**] each: [**]

      6.    Customer Equipment

            ---------------------------------------------------------------------------------------
             Quantity         Description/Serial Number (Add printer functionality, if applicable)
            ---------------------------------------------------------------------------------------
                              N/A
            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

C.    FEES

      1.    Monthly Communication Support Standard Fee                      [**]

      2.    Wide Area Network Monthly Communication Fee:                    [**]

      3.    Customer agrees to pay Worldspan a monthly installation fee of: [**]

            --------------------------------------------------------------------
            TOTAL MONTHLY EQUIPMENT, SOFTWARE, SERVICES AND COMMUNICATIONS
            SUPPORT STANDARD FEE (SUBJECT TO PRODUCTIVITY DISCOUNT):        [**]
            --------------------------------------------------------------------

      4.    Worldspan Services - Not Subject to Productivity Discount

            Optional Services not subject to Productivity Discount may be provided by Worldspan to Customer. Customer shall be subject to Worldspan's then prevailing fees, terms and conditions for each such service. Customer may discontinue any such service with thirty (30) days' advance notice to discontinue the service.

            ------------------------------------------------------------------------------------------
                                                                 Monthly Fee             Total Monthly
              Quantity            Description of Service           per Unit                  Fee
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------

              Optional Monthly Services Standard Fee NOT Subject to Productivity Discount:    [**]
            ------------------------------------------------------------------------------------------

      5.    Installation and Additional Fees:

            INSTALLATION FEE

            Customer agrees to pay Worldspan a one time installation fee of:
                                                                            [**]

            ADDITIONAL FEES

            Customer agrees to pay Worldspan a one time fee of:             [**]

            Additional Fees may be due pursuant to one or more amendments, attachments or addenda to this Exhibit.


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                   Page 29

                              [LOGO] worldspan(TM)

                  SUBSCRIBER ENTITY AGREEMENT - EXHIBIT 8 OF 10
                                   E-COMMERCE

                                                    CUSTOMER NUMBER:    [**]
                                                                        --------
                                                    Home Customer No.:  [**]
                                                                        --------

ARTICLE I. EXHIBIT

A. THIS is an Exhibit to the Worldspan Subscriber Entity Agreement (the "Exhibit"), by and between Worldspan, L.P., 300 Galleria Parkway, N.W., Atlanta, Georgia, 30339 ("Worldspan") and the undersigned entity ("Customer") identified on the signature page of the Subscriber Entity Agreement dated the 1 of October, 2001.

B. Customer agrees to pay Worldspan charges according to the terms of the Subscriber Entity Agreements, including Exhibit(s) attached hereto and incorporated herein (the "Locations").

ARTICLE II. EQUIPMENT, SOFTWARE, SERVICES AND FEES

Equipment, software, and services are identified below, along with related fees:

A.    LOCATION

      "Location" means the following location for installation of the Worldspan Equipment and Software.

      Customer Legal Name:  Priceline.com                           SID: 4R0
                          ------------------------------------------   ---------
      dba:     Hutchinson - Priceline, Ltd                      ARC: 1330560
           -----------------------------------------------------     ----------
      Address: 408 Lincoln House
              ------------------------------------------------------------------
      City:    Quary Bay, Hong Kong             State:             Zip:
           ------------------------------------      ------------     ----------
      County:                                          Telephone:
             ------------------------------------------          ---------------
      e-mail:                                          ERSP:
              -----------------------------------------     --------------------

      Customer's principal place of business:

      Address:  same as above
              ------------------------------------------------------------------
      City:                             State:                     Zip:
           -----------------------------      ---------------------    ---------
      County:                           Telephone:
             ---------------------------          ------------------------------

B.    EQUIPMENT, SOFTWARE AND SERVICES (SUBJECT TO PRODUCTIVITY DISCOUNT)

      1.    Booking Terminal Addresses associated with Worldspan Equipment


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                   Page 30

      2.    Worldspan Equipment

------------------------------------------------------------------------------------------------------------------------
                                                                               Equipment                        Total
        Description (If applicable, add printer                Monthly Fee       Value       Total Monthly     Equipment
 QTY                functionality)                              Per Unit       Per Unit           Fee            Value
------------------------------------------------------------------------------------------------------------------------
[**]    64K Data Circut                                           [**]                            [**]           [**]
------------------------------------------------------------------------------------------------------------------------
[**]    IBM Celeron PCs                                           [**]           [**]             [**]           [**]
------------------------------------------------------------------------------------------------------------------------
[**]    Ticket Printers                                           [**]           [**]             [**]           [**]
------------------------------------------------------------------------------------------------------------------------
[**]    Invoice Printers                                          [**]           [**]             [**]           [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]           [**]
------------------------------------------------------------------------------------------------------------------------
        Total Monthly Worldspan Equipment Lease Standard Fee:                                     [**]
------------------------------------------------------------------------------------------------------------------------
        Total Worldspan Equipment Value:                                                                         [**]
------------------------------------------------------------------------------------------------------------------------

      3.    Worldspan Software

------------------------------------------------------------------------------------------------------------------------
                                                                               Software                           Total
                                                              Monthly Fee        Value       Total Monthly      Software
 QTY                 Description                                Per Unit       Per Unit          Fee             Value
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------

        Total Monthly Worldspan Software Lease Standard Fee:                                      [**]
------------------------------------------------------------------------------------------------------------------------
        Total Worldspan Software Value:                                                                           [**]
------------------------------------------------------------------------------------------------------------------------

      4.    Worldspan Services

            Optional Services subject to Productivity Discount may be provided by Worldspan to Customer. Customer shall be subject to Worldspan's then prevailing fees, terms and conditions for each such service, subject to discounts pursuant to Article III herein. Customer may discontinue any such service with thirty (30) days' advance notice to discontinue the service.

           -----------------------------------------------------------------------------------------------
                                                                             Monthly Fee         Total
              Quantity                              Description                Per Unit       Monthly Fee
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------

              Total Optional Monthly Services Standard Fee:                                         [**]
           -----------------------------------------------------------------------------------------------


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                   Page 31

      5.    [**] Terminal Addresses for Customer Owned Equipment [**] each: [**]

      6.    Customer Equipment

            ---------------------------------------------------------------------------------------
             Quantity         Description/Serial Number (Add printer functionality, if applicable)
            ---------------------------------------------------------------------------------------
                              N/A
            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

C.    FEES

      1.    Monthly Communication Support Standard Fee                      [**]

      2.    Wide Area Network Monthly Communication Fee:                    [**]

      3.    Customer agrees to pay Worldspan a monthly installation fee of: [**]

            --------------------------------------------------------------------
            TOTAL MONTHLY EQUIPMENT, SOFTWARE, SERVICES AND COMMUNICATIONS
            SUPPORT STANDARD FEE (SUBJECT TO PRODUCTIVITY DISCOUNT):        [**]
            --------------------------------------------------------------------

      4.    Worldspan Services - Not Subject to Productivity Discount

            Optional Services not subject to Productivity Discount may be provided by Worldspan to Customer. Customer shall be subject to Worldspan's then prevailing fees, terms and conditions for each such service. Customer may discontinue any such service with thirty (30) days' advance notice to discontinue the service.

            ------------------------------------------------------------------------------------------
                                                                 Monthly Fee             Total Monthly
              Quantity            Description of Service           per Unit                  Fee
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------

              Optional Monthly Services Standard Fee NOT Subject to Productivity Discount:    [**]
            ------------------------------------------------------------------------------------------

      5.    Installation and Additional Fees:

            INSTALLATION FEE

            Customer agrees to pay Worldspan a one time installation fee of:
                                                                            [**]

            ADDITIONAL FEES

            Customer agrees to pay Worldspan a one time fee of:             [**]

            Additional Fees may be due pursuant to one or more amendments, attachments or addenda to this Exhibit.


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                   Page 32

                              [LOGO] worldspan(TM)

                  SUBSCRIBER ENTITY AGREEMENT - EXHIBIT 9 OF 10
                                   E-COMMERCE

                                                    CUSTOMER NUMBER:    [**]
                                                                        --------
                                                    Home Customer No.:  [**]
                                                                        --------

ARTICLE I. EXHIBIT

A. THIS is an Exhibit to the Worldspan Subscriber Entity Agreement (the "Exhibit"), by and between Worldspan, L.P., 300 Galleria Parkway, N.W., Atlanta, Georgia, 30339 ("Worldspan") and the undersigned entity ("Customer") identified on the signature page of the Subscriber Entity Agreement dated the 1 of October, 2001.

B. Customer agrees to pay Worldspan charges according to the terms of the Subscriber Entity Agreements, including Exhibit(s) attached hereto and incorporated herein (the "Locations").

ARTICLE II. EQUIPMENT, SOFTWARE, SERVICES AND FEES

Equipment, software, and services are identified below, along with related fees:

A.    LOCATION

      "Location" means the following location for installation of the Worldspan Equipment and Software.

      Customer Legal Name:  Priceline.com                           SID: X4W
                          ------------------------------------------   ---------
      dba:     Priceline.com                                    ARC: 0235246
           -----------------------------------------------------     ----------
      Address:  811 10th Ave.
              ------------------------------------------------------------------
      City:    New York                        State:             Zip: 10019
           ------------------------------------      ------------     ----------
      County:                                          Telephone:
             ------------------------------------------          ---------------
      e-mail:                                          ERSP:
              -----------------------------------------     --------------------

      Customer's principal place of business:

      Address:  same as above
              ------------------------------------------------------------------
      City:                             State:                     Zip:
           -----------------------------      ---------------------    ---------
      County:                           Telephone:
             ---------------------------          ------------------------------

B.    EQUIPMENT, SOFTWARE AND SERVICES (SUBJECT TO PRODUCTIVITY DISCOUNT)

      1.    Booking Terminal Addresses associated with Worldspan Equipment


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                   Page 33

      2.    Worldspan Equipment

------------------------------------------------------------------------------------------------------------------------
                                                                               Equipment                        Total
        Description (If applicable, add printer                Monthly Fee       Value       Total Monthly     Equipment
 QTY                functionality)                              Per Unit       Per Unit           Fee            Value
------------------------------------------------------------------------------------------------------------------------
[**]    T1 Data Circuits                                          [**]                            [**]           [**]
------------------------------------------------------------------------------------------------------------------------
[**]    IBM Celeron SW/GW PC                                      [**]           [**]             [**]           [**]
------------------------------------------------------------------------------------------------------------------------
[**]    Pentium 400/64MB FS/GW                                    [**]           [**]             [**]           [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]           [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]           [**]
------------------------------------------------------------------------------------------------------------------------

        Total Monthly Worldspan Equipment Lease Standard Fee:                                     [**]
------------------------------------------------------------------------------------------------------------------------
        Total Worldspan Equipment Value:                                                                         [**]
------------------------------------------------------------------------------------------------------------------------

      3.    Worldspan Software

------------------------------------------------------------------------------------------------------------------------
                                                                               Software                           Total
                                                              Monthly Fee        Value       Total Monthly      Software
 QTY                 Description                                Per Unit       Per Unit          Fee             Value
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------

        Total Monthly Worldspan Software Lease Standard Fee:                                      [**]
------------------------------------------------------------------------------------------------------------------------
        Total Worldspan Software Value:                                                           [**]            [**]
------------------------------------------------------------------------------------------------------------------------

      4.    Worldspan Services

            Optional Services subject to Productivity Discount may be provided by Worldspan to Customer. Customer shall be subject to Worldspan's then prevailing fees, terms and conditions for each such service, subject to discounts pursuant to Article III herein. Customer may discontinue any such service with thirty (30) days' advance notice to discontinue the service.

           -----------------------------------------------------------------------------------------------
                                                                             Monthly Fee         Total
              Quantity                              Description                Per Unit       Monthly Fee
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------

              Total Optional Monthly Services Standard Fee:                                         [**]
           -----------------------------------------------------------------------------------------------


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                   Page 34

      5.    [**] Terminal Addresses for Customer Owned Equipment [**] each: [**]

      6.    Customer Equipment

            ---------------------------------------------------------------------------------------
             Quantity         Description/Serial Number (Add printer functionality, if applicable)
            ---------------------------------------------------------------------------------------
                              N/A
            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

C.    FEES

      1.    Monthly Communication Support Standard Fee                      [**]

      2.    Wide Area Network Monthly Communication Fee:                    [**]

      3.    Customer agrees to pay Worldspan a monthly installation fee of: [**]

            --------------------------------------------------------------------
            TOTAL MONTHLY EQUIPMENT, SOFTWARE, SERVICES AND COMMUNICATIONS
            SUPPORT STANDARD FEE (SUBJECT TO PRODUCTIVITY DISCOUNT):        [**]
            --------------------------------------------------------------------

      4.    Worldspan Services - Not Subject to Productivity Discount

            Optional Services not subject to Productivity Discount may be provided by Worldspan to Customer. Customer shall be subject to Worldspan's then prevailing fees, terms and conditions for each such service. Customer may discontinue any such service with thirty (30) days' advance notice to discontinue the service.

            ------------------------------------------------------------------------------------------
                                                                 Monthly Fee             Total Monthly
              Quantity            Description of Service           per Unit                  Fee
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------

              Optional Monthly Services Standard Fee NOT Subject to Productivity Discount:    [**]
            ------------------------------------------------------------------------------------------

      5.    Installation and Additional Fees:

            INSTALLATION FEE

            Customer agrees to pay Worldspan a one time installation fee of:
                                                                            [**]

            ADDITIONAL FEES

            Customer agrees to pay Worldspan a one time fee of:             [**]

            Additional Fees may be due pursuant to one or more amendments, attachments or addenda to this Exhibit.


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                   Page 35

                              [LOGO] worldspan(TM)

                 SUBSCRIBER ENTITY AGREEMENT - EXHIBIT 10 OF 10
                                   E-COMMERCE

                                                    CUSTOMER NUMBER:    [**]
                                                                        --------
                                                    Home Customer No.:  [**]
                                                                        --------

ARTICLE I. EXHIBIT

A. THIS is an Exhibit to the Worldspan Subscriber Entity Agreement (the "Exhibit"), by and between Worldspan, L.P., 300 Galleria Parkway, N.W., Atlanta, Georgia, 30339 ("Worldspan") and the undersigned entity ("Customer") identified on the signature page of the Subscriber Entity Agreement dated the 1 of October, 2001.

B. Customer agrees to pay Worldspan charges according to the terms of the Subscriber Entity Agreements, including Exhibit(s) attached hereto and incorporated herein (the "Locations").

ARTICLE II. EQUIPMENT, SOFTWARE, SERVICES AND FEES

Equipment, software, and services are identified below, along with related fees:

A.    LOCATION

      "Location" means the following location for installation of the Worldspan Equipment and Software.

      Customer Legal Name:  Priceline.com                           SID: RTJ
                          ------------------------------------------   ---------
      dba:     Priceline.com                                    ARC: 6750336
           -----------------------------------------------------     ----------
      Address:  55 Metcalfe Street
              ------------------------------------------------------------------
      City:    Ottawa                          State:             Zip: K1P6L5
           ------------------------------------      ------------     ----------
      County:                                          Telephone:
             ------------------------------------------          ---------------
      e-mail:                                          ERSP:
              -----------------------------------------     --------------------

      Customer's principal place of business:

      Address:  same as above
              ------------------------------------------------------------------
      City:                             State:                     Zip:
           -----------------------------      ---------------------    ---------
      County:                           Telephone:
             ---------------------------          ------------------------------

B.    EQUIPMENT, SOFTWARE AND SERVICES (SUBJECT TO PRODUCTIVITY DISCOUNT)

      1.    Booking Terminal Addresses associated with Worldspan Equipment


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                   Page 36

      2.    Worldspan Equipment

------------------------------------------------------------------------------------------------------------------------
                                                                               Equipment                        Total
        Description (If applicable, add printer                Monthly Fee       Value       Total Monthly     Equipment
 QTY                functionality)                              Per Unit       Per Unit           Fee            Value
------------------------------------------------------------------------------------------------------------------------
[**]    56K Frame Circut                                          [**]           [**]             [**]           [**]
------------------------------------------------------------------------------------------------------------------------
[**]    Celeron 500 GW/WS                                         [**]           [**]             [**]           [**]
------------------------------------------------------------------------------------------------------------------------
[**]    Datasouth 330 Printers                                    [**]           [**]             [**]           [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]           [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]           [**]
------------------------------------------------------------------------------------------------------------------------

        Total Monthly Worldspan Equipment Lease Standard Fee:                                     [**]
------------------------------------------------------------------------------------------------------------------------
        Total Worldspan Equipment Value:                                                                         [**]
------------------------------------------------------------------------------------------------------------------------

      3.    Worldspan Software

------------------------------------------------------------------------------------------------------------------------
                                                                               Software                           Total
                                                              Monthly Fee        Value       Total Monthly      Software
 QTY                 Description                                Per Unit       Per Unit          Fee             Value
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------
                                                                                                  [**]            [**]
------------------------------------------------------------------------------------------------------------------------

        Total Monthly Worldspan Software Lease Standard Fee:                                      [**]
------------------------------------------------------------------------------------------------------------------------
        Total Worldspan Software Value:                                                                           [**]
------------------------------------------------------------------------------------------------------------------------

      4.    Worldspan Services

            Optional Services subject to Productivity Discount may be provided by Worldspan to Customer. Customer shall be subject to Worldspan's then prevailing fees, terms and conditions for each such service, subject to discounts pursuant to Article III herein. Customer may discontinue any such service with thirty (30) days' advance notice to discontinue the service.

           -----------------------------------------------------------------------------------------------
                                                                             Monthly Fee         Total
              Quantity                              Description                Per Unit       Monthly Fee
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
                                                                                                    [**]
           -----------------------------------------------------------------------------------------------
              Total Optional Monthly Services Standard Fee:                                         [**]
           -----------------------------------------------------------------------------------------------


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                   Page 37

      5.    [**] Terminal Addresses for Customer Owned Equipment [**] each: [**]

      6.    Customer Equipment

            ---------------------------------------------------------------------------------------
             Quantity         Description/Serial Number (Add printer functionality, if applicable)
            ---------------------------------------------------------------------------------------
                              N/A
            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------

C.    FEES

      1.    Monthly Communication Support Standard Fee                      [**]

      2.    Wide Area Network Monthly Communication Fee:                    [**]

      3.    Customer agrees to pay Worldspan a monthly installation fee of: [**]

            --------------------------------------------------------------------
            TOTAL MONTHLY EQUIPMENT, SOFTWARE, SERVICES AND COMMUNICATIONS
            SUPPORT STANDARD FEE (SUBJECT TO PRODUCTIVITY DISCOUNT):        [**]
            --------------------------------------------------------------------

      4.    Worldspan Services - Not Subject to Productivity Discount

            Optional Services not subject to Productivity Discount may be provided by Worldspan to Customer. Customer shall be subject to Worldspan's then prevailing fees, terms and conditions for each such service. Customer may discontinue any such service with thirty (30) days' advance notice to discontinue the service.

            ------------------------------------------------------------------------------------------
                                                                 Monthly Fee             Total Monthly
              Quantity            Description of Service           per Unit                  Fee
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------
                                                                                              [**]
            ------------------------------------------------------------------------------------------

              Optional Monthly Services Standard Fee NOT Subject to Productivity Discount:    [**]
            ------------------------------------------------------------------------------------------

      5.    Installation and Additional Fees:

            INSTALLATION FEE

            Customer agrees to pay Worldspan a one time installation fee of:
                                                                            [**]

            ADDITIONAL FEES

            Customer agrees to pay Worldspan a one time fee of:             [**]

            Additional Fees may be due pursuant to one or more amendments, attachments or addenda to this Exhibit.


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                   Page 38

================================================================================

                              [LOGO] worldspan(R)

                              SUBSCRIBER AGREEMENT

                          STANDARD TERMS AND CONDITIONS

                    CUSTOMER EQUIPMENT SUPPORT RESPONSIBILITY

                          TABLE OF SERVICES AND CHARGES

                          STANDARD TERMS AND CONDITIONS

================================================================================

================================================================================

================================================================================


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                   Page 39

================================================================================

                          STANDARD TERMS AND CONDITIONS

================================================================================


[**] = Confidential Treatment requested for redacted portion; redacted portion
       has been filed separately with the Commission                   Page 40

                              SUBSCRIBER AGREEMENT
                          STANDARD TERMS AND CONDITIONS

SECTION 1. EQUIPMENT

      Worldspan leases to Customer and Customer leases from Worldspan the Worldspan Equipment set forth in Article II.B.2. of the Subscriber Agreement, along with any support devices such as modems, that may not be listed (the "Worldspan Equipment"). Title to and ownership of the Worldspan Equipment shall at all times remain with Worldspan. Customer agrees to operate the Worldspan Equipment according to the rules and policies established by Worldspan from time to time, in Worldspan's Global Reference System ("GRS") page(s) and/or in materials distributed along with the Equipment. Worldspan may, at its sole discretion, substitute equipment of substantially equivalent quality and standards for installed Equipment. If Customer desires to use any other computer hardware and/or software, whether purchased, leased or otherwise obtained by Customer (the "Customer Equipment"), then Customer agrees to strictly adhere to the directions, specifications and guidelines set forth in Customer Equipment Support Responsibility, attached hereto and incorporated herein. Worldspan Equipment and Customer Equipment may sometimes be referred to collectively as the "Equipment." Customer agrees not to modify any of the Worldspan Equipment used to access the Worldspan Global Distribution System (the "GDS"), substitute different equipment, or remove, disconnect, deinstall or relocate the Worldspan Equipment, without the prior written consent of Worldspan which shall not be unreasonably withheld. Customer represents and warrants that Customer owns, or has the right to utilize the Customer Equipment including all software and peripherals contained thereon and that nothing in the Subscriber Agreement shall violate any rights of third parties with respect to the Customer Equipment.

SECTION 2. SOFTWARE

A. Customer agrees that the Worldspan software or any other software including hosted dial-in products, GDS access addresses, and interface specifications provided by Worldspan (the "Software") to Customer are trade secrets and proprietary to Worldspan and are provided to Customer by license only. Worldspan grants to Customer a limited, non-exclusive, non-transferable license to use the Software for the purposes specified herein and such license is limited to the right to use the Software for the Term and only according to rules and policies established by Worldspan from time to time, in Worldspan's GRS page(s) and/or distributed along with the Software. Customer understands that there may be a fee associated with use of Software. Title to and ownership of the Software shall at all times remain in Worldspan and Customer shall acquire no title, intellectual property or other rights in any of the Software. The Software shall be used by Customer only in accordance with the Subscriber Agreement and Worldspan's rules, and shall not be copied, duplicated, reproduced, reverse engineered, decompiled, disassembled, incorporated into other software, manufactured or disclosed in any form or by any media to any other person or entity, except that Customer may make one copy for back-up and archival purposes. Worldspan may, at its sole discretion, substitute software of substantially equivalent functionality for the initially installed Software. Upon termination of the Subscriber Agreement, Customer shall immediately return the Software to Worldspan, any such back-up or archival copies shall be destroyed by Customer, and Customer shall provide Worldspan with written confirmation that such copies were destroyed. Customer will use reasonable business efforts to maintain the Software and all other trade secrets and confidential information of Worldspan in confidence and shall utilize measures which are no less strict than the measures that Customer generally employs to protect its own confidential or proprietary information. If the GDS Software or other trade secrets or


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      confidential information of Worldspan are subpoenaed or otherwise requested or demanded by or through any court or governmental authority, Customer shall give Worldspan prompt, timely, and adequate notice thereof prior to responding, and Customer shall use best efforts to assist Worldspan in opposing, limiting, or quashing such request, demand, and/or subpoena. Customer's license to use the Software shall terminate upon the termination by either party, expiration of the Term, or breach by Customer of the Subscriber Agreement. Worldspan shall notify Customer of any additional license terms applicable to the Software, and Customer shall abide by such terms..

B. Certain optional Software may be offered to Customer electronically via Customer's on-line GDS access. In such case, prior to activation, Customer will be able to either obtain the fees on-line or request them from Worldspan. Customer shall not be entitled to activate or use optional Software for which there is a separate fee without either a written amendment to the Subscriber Agreement, or electronic acceptance by Customer, unless otherwise agreed to by Worldspan.

SECTION 3. TRAINING

A. Worldspan agrees to provide training at Worldspan's or other training facilities at mutually convenient dates and times. Worldspan shall provide the following initial training at no additional charge for each Booking Terminal Address: Worldspan shall provide applicable training to one (1) employee of Customer as primary operator of the Equipment (with the exception of World Ledger 4000 products). Customer is responsible for its costs associated with training including, but not limited to lodging, transportation, meals and entertainment expenses. Customer shall pay Worldspan for the cost of any additional or recurrent training at Worldspan's then existing fees, terms and conditions for such training. Customer acknowledges that the training provided by Worldspan is designed to instruct trainees in the efficient operation of the GDS, and agrees all trainees will have experience and working knowledge of travel agent responsibilities and functions, and have the capability to understand classes taught in the English language. Customer shall not use any free support services provided by Worldspan as a substitute for training.

B. Worldspan may, upon reasonable notice to Customer and during Customer's normal business hours, monitor and evaluate the proficiency of Customer's employees' use of the Equipment and the GDS. Worldspan shall use reasonable efforts to ensure that this monitoring and evaluation shall be conducted in a manner that will not unreasonably interfere with Customer's business.

C. Worldspan reserves the right to withhold support services for users who cannot provide a certificate of completion of the Worldspan training class corresponding to the product(s) that Customer has selected to use. Fees related to use of the product(s) will continue to apply, whether or not Worldspan support services are withheld.


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SECTION 4. REPAIRS, MAINTENANCE AND SUPPLIES

A. Worldspan or its service representative will provide normal repairs and maintenance for the Worldspan Equipment during Worldspan's normal repair hours. Customer may request that Worldspan perform such services at Customer's expense outside of Worldspan's normal repair hours. Worldspan's normal repair hours are 8:00 a.m. to 5:00 p.m. local time, Monday through Friday, excluding holidays. Except for minor adjustments, installations or repairs and in those instances that Worldspan has specifically instructed Customer on repair or maintenance procedures, neither Customer nor Customer's agent will attempt to perform repairs, maintenance or modifications of any kind on the Worldspan Equipment, or install, de-install, configure or reconfigure the Software or Worldspan Equipment.

B. Customer shall maintain a written record of each occasion that repairs or maintenance are performed on the Worldspan Equipment. Customer agrees that it will make those records available to Worldspan for inspection upon request.

C. Except for damage caused by the negligence of Worldspan or its service representative, Customer shall pay Worldspan for repair and maintenance services at its then prevailing fees when damage to the Worldspan Equipment or Software results from: (i) accident, negligence or misuse;
      (ii) failure or variation of electrical power; (iii) failure to properly maintain the installation site, air conditioning or humidity control; (iv) causes other than ordinary use; or (v) attachments or modifications to the Worldspan Equipment performed by anyone other than Worldspan or its service representative, including but not limited to the addition or removal of hardware or peripherals, the addition or removal of third party software or other software that results in lost, missing or destroyed data, or compatibility, installation or use problems.

D. Except as may be provided pursuant to a separate agreement, Customer understands and agrees that Worldspan is not responsible for (i) the installation, maintenance, support or repair (collectively "Support") of Customer Equipment; (ii) the installation, maintenance, support or repair of hardware (including peripherals) or software added to the Worldspan Equipment by anyone other than Worldspan; (iii) any compatibility problems with the GDS or lost, missing or destroyed data caused by Customer adding to or operating hardware or software on the Equipment; or (iv) the repair or support of the Worldspan Equipment necessitated by the addition of hardware (including peripherals) or any software by Customer to the Worldspan Equipment. Customer agrees to pay Worldspan its then prevailing fees for any repair or support necessitated directly or indirectly by Customer adding hardware (including peripherals) or software to the Worldspan Equipment. Customer agrees to pay repair or support fees on Customer Equipment when such Customer Equipment is a part of a Local Area Network or is similarly connected to Worldspan Equipment or the GDS. If Customer requests Worldspan to install, maintain, support or repair the Customer Equipment and Worldspan agrees to perform such services, then Customer shall pay Worldspan its then current fees for such installation, maintenance, support or repair. In no event shall Worldspan be responsible for any delays in Support or any damages of any kind as a result of any decision by Worldspan not to assist Customer with Support of Customer Equipment.

E. Customer shall be responsible for obtaining and paying for any supplies, materials or other consumables needed by Customer, including but not limited to ticket stock, paper, toner and equipment ribbons. Worldspan shall provide Customer upon Customer's request, the


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      specifications for any supplies, materials or other consumables necessary.
      Customer shall pay Worldspan the then applicable fees for any supplies, materials or other consumables provided by Worldspan at Customer's request.

F. Worldspan makes no representation or warranty that any Customer or Customer added software will operate with the GDS or perform any of the functions or processes normally available through Worldspan Equipment or Software.

G. In no event shall Worldspan be liable for any loss, claim, suit, damage, liability or charge arising out of or connected with any Customer Equipment, or other software or hardware used by Customer on the Worldspan Equipment whether or not used to access the GDS.

SECTION 5. INSTALLATION, RELOCATION AND REMOVAL

A. Worldspan and Customer shall confer to determine where Customer would prefer to locate the Equipment on Customer's premises. Customer shall be responsible, at its sole expense, for preparing the area for the installation of the Equipment including but not limited to installing all cables and data communication lines, arranging for electrical service and locating the packaged Worldspan Equipment as received from the Worldspan warehouse in the area of installation. The area must be prepared in accordance with the specifications provided by the manufacturers of the Equipment and also by the suppliers of electrical and communication lines. Customer shall also ensure that the installation does not violate any building or electrical codes, or any other laws, ordinances or regulations.

B. Worldspan will notify Customer of the proposed date of installation and Worldspan will use reasonable business efforts either to complete installation within thirty (30) days of such proposed date or to provide Customer with alternative temporary means to utilize the GDS until permanent installation is completed. Worldspan shall not be responsible for any delay in installation caused by Customer's failure to timely prepare the installation area or causes beyond the control of Worldspan.

C. Customer shall give Worldspan at least sixty (60) days' prior written notice of its request to relocate or remove the Worldspan Equipment. Should Worldspan consent to such relocation or removal, Customer will pay Worldspan for all reasonable costs and expenses associated with any such action, and for relocations Customer shall be responsible for the physical relocation of the Worldspan Equipment.

D. Worldspan reserves the right to levy an additional charge over and above the Standard Fees for installations, relocations or removals that are requested with less than sixty (60) days' prior written notice, or those that are requested outside of normal business hours in accordance with the attached Table of Services and Charges.

E. Upon any termination of the Subscriber Agreement, including expiration of the Term, Customer shall pay Worldspan its then current charges for deinstallation and return of the Worldspan Equipment.

F. Worldspan reserves the right to use third-party contractors to fulfill its obligations under the Subscriber Agreement, including but not limited to repair, maintenance, support, installation, relocation, and removal.

SECTION 6. GDS OPERATING STANDARDS

A. Customer shall prevent unauthorized and improper operation and use of the Equipment and the GDS. The GDS may not be used to transmit personal messages, make speculative or


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      improper bookings, train anyone other than Customer's employees or agents, develop any software applications, or publish or disseminate a compilation of air carrier service or other information. Customer shall use the Equipment and the GDS solely for the purpose of making legitimate reservations, providing information to its customers, issuing travel related documents and performing normal accounting and record keeping functions.

B. Net billable airline bookings mean those segments properly booked by Customer through the GDS for which Worldspan charges a fee less cancellations through the Worldspan GDS prior to date of departure, excluding unticketed passive bookings. Net billable car, hotel, Tour Source, Cruise Line Source, CruiseMatch and Worldspan Travel Suppliers bookings mean those segments properly booked by Customer through the GDS for which Worldspan charges a fee, which are not canceled and which do not result in "no-shows". Bookings of car rentals or hotels for a continuous period (e.g., one hotel client for five continuous nights or one car client for five continuous days) shall be treated as one Booking. Customer consents to any retroactive adjustment by Worldspan of incorrect Booking counts. The determination of the number of Bookings shall be made solely by Worldspan from its books and records.

C. Worldspan reserves the right to modify the unit measure used to calculate Customer's Productivity Discount set forth in the Subscriber Agreement upon not less than thirty (30) days' prior written notice to Customer. The right of Worldspan to modify the unit measure as set forth in the Subscriber Agreement shall include, but is not limited to, the right to modify the unit measure on a country by country basis based on Customer's locations. Such modification shall not materially adversely affect Customer's fees due pursuant to the Subscriber Agreement.

D. Worldspan may enhance or modify the GDS at its discretion at any time. Worldspan reserves the right to migrate Customer to new computer reservation systems used by Worldspan. Worldspan will use reasonable business efforts to insure that the enhancements or modifications will not materially adversely alter the services provided to Customer pursuant to the Subscriber Agreement.

E. If the number of Bookings generated by Customer exceeds the required level for a one hundred percent (100%) discount, Customer is not entitled to carry excess Bookings forward or backward, nor shall Customer be entitled to any credit against past or future charges. Customer acknowledges that, due to normal data processing delays, Customer's initial Productivity Discount will apply for one (1) month beyond the period set forth above, and that a one (1) month delay will continue to apply to subsequent monthly discount level adjustments. Customer acknowledges that, except as otherwise expressly agreed by Worldspan, any requested change in equipment or services is at the discretion of Worldspan and may result in modification of Worldspan's charges to Customer or Customer's Productivity Discount.

F. Customer shall not enter passive bookings (E.G., GK, HK, MK or BK codes) into the GDS when no corresponding space has been reserved within the transporting carrier's internal reservation system. All passive bookings shall be removed from the GDS if the corresponding space is canceled, via telephone or by other means, with the transporting carrier.


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G.    Any fraudulent Bookings shall constitute improper use of the GDS.
      Worldspan will reclaim productivity credits at a rate of two (2) Booking credits for each fraudulent Booking made in the Worldspan GDS.

H. Customer agrees that in the event that its Message processing activity with the GDS in any month exceeds the Message Limit set forth below, Customer shall pay Worldspan the applicable Message Fee as set forth in the attached Table of Services and Charges and as determined by the calculation described below for each Message in excess of the Message Limit.

      i. Messages: "Message" shall mean any inquiry, request, command or other transaction with the GDS generated by Customer whether manually or by way of any automated programs, exclusive of messages relating to: (a) printer acknowledgments or answer backs; (b) computer based instruction (CBI) training lessons; and, (c) global reference system entries (HELP and INFO). The number of Messages shall be determined by Worldspan from its books and records. Messages will be classified and counted as either "Peak" or "Off-Peak" according to the time processed by the GDS. Peak time is 8:00:00 a.m. - 11:59:59 p.m. CPU Time (Eastern time) in accordance with the time used by Worldspan's mainframe in Atlanta, Georgia, USA. Off-Peak time is 12:00:00 a.m. (midnight) - 7:59:59 a.m. CPU time (Eastern time) in accordance with the time used by Worldspan's mainframe in Atlanta, Georgia, USA.

      ii. Message Limit: The "Message Limit" is One Hundred and Five (105) Messages per Booking. The total monthly permitted Messages ("Allowable Messages") is calculated by multiplying the 105 Messages per Booking by the number of Bookings for that month.

      iii. Calculation: Allowable Messages will first be applied against Peak Messages and then, if applicable, against Off-Peak Messages.

            a. If Peak Messages exceed Allowable Messages, the remainder of Peak Messages minus Allowable Messages will be billed at the Peak rate per Message shown in the attached Table of Services and Charges. In addition, if Peak Messages exceed Allowable Messages, all Off-Peak Messages will be billed at the Off-Peak rate shown in the attached Table of Services and Charges.

            b. If Allowable Messages exceed Peak Messages, the balance of Allowable Messages, (I.E., Allowable Messages minus Peak Messages), will be applied to Off-Peak Messages. If Off-Peak Messages exceed the balance of Allowable Messages, the remainder of Off-Peak Messages minus the balance of Allowable Messages will be billed at the Off-Peak rate per Message shown in the attached Table of Services and Charges.

            c. If Allowable Messages exceed the sum of Peak Messages and Off-Peak Messages, no Message Fee will be assessed. If Allowable Messages exceed the sum of Peak Messages and Off-Peak Messages, Customer is not entitled to carry excess Allowable Messages forward or backward, nor is Customer entitled to any credit against past or future charges.

I. Nothing in this Subscriber Agreement is intended to preclude Customer from obtaining or using any other computer reservation system. Notwithstanding the foregoing, Customer shall actively use the Equipment and the GDS on a regular and recurring basis to generate and process Worldspan Bookings.


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SECTION 7. USE OF PASSENGER NAME RECORDS

      Worldspan shall not use the information in the passenger name records or other files created by Customer to influence any passenger's choice of travel provider. Worldspan may disclose information included in passenger name records created by Customer as required by law, according to customary industry practices, or as reasonably needed by Worldspan in the conduct of its business. Worldspan and Customer agree that passenger name record history and archives will be maintained for a period not to exceed three (3) years from the date a passenger name record is purged from the GDS.

SECTION 8. INTERNET SECURITY

A. The views and comments expressed by Customer in electronic communications sent via Worldspan and the Internet do not reflect any review, approval or endorsement by Worldspan.

B. Worldspan reserves the right to access Customer's mailbox or other features to resolve problems, system errors or service-related problems.

C. Customer may not subvert, compromise, or otherwise interfere with the operations or security of any communications network, the Worldspan computing facility, or any other computing facility. Customer may not attempt or assist others to perform or attempt any of the foregoing actions. Customer agrees to cooperate with Worldspan in investigating and prosecuting any security breaches that affect or threaten Worldspan security.

D. Customer shall implement, maintain, and adapt appropriate security measures in accordance with technological development and changing security needs. Appropriate security measures shall include (without limitation) establishing a computer network security policy, preventing unauthorized access to computer systems, implementing administrative security controls, installing firewalls, protecting computer resources from insider abuse, providing a single point of contact for responses to security incidents, and monitoring the effectiveness of computer network security.

E. Worldspan does not provide for e-mail encryption (public and private keys) or virus detection, and is not responsible for risks inherent in transmitting information via e-mail. Failure of Customer to utilize encryption for sensitive HTTP traffic or virus detection software may result in undetected infection of e-mail or the circumvention of security compliance. Customer accepts all responsibility and expenses related to reloading Worldspan software as a result of viruses. Customer should utilize appropriate administration procedures to ensure that IDs of terminated employees are removed from the system and only authorized users are given e-mail addresses.

SECTION 9. WARRANTIES AND REMEDIES

A.    Worldspan represents and warrants that:

      i. it is the owner of, or has the right to utilize the software contained in the GDS;

      ii. it has the right to provide access to the GDS for the benefit of Customer;

      iii. it provides and markets computerized reservation services and has developed and offers a computerized system which provides information, reservation capability, ticketing capability, and other services for air transportation and other businesses; and


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      iv.   it will use its reasonable efforts to maintain the uptime of the
            GDS.

B. Customer's exclusive remedies for a breach of the warranties set forth in Sections 9.A.i., 9.A.ii., and 9.A.iii. shall be limited to requiring Worldspan to use reasonable business efforts to secure the right to utilize the software contained in the GDS or software of comparable functionality, or to use reasonable efforts to secure Customer's right to access the GDS, or to use reasonable efforts to provide the services as represented to Customer. Customer's exclusive remedies for breach of the warranty set forth in Section 9.A.iv. shall be limited to: (i) repair or replacement at Worldspan's expense of the GDS mainframe components causing the downtime or non-performance of the GDS; and (ii) if downtime of the GDS mainframe exceeds [**] of the normal hours of operation of the GDS during any given calendar month (as reflected by Worldspan's records), then Customer shall receive a credit against the billed Worldspan Equipment, Booking Terminal Addresses and Communication Support charges according to the following schedule:

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      Normal business hours for purposes of this Section are 8:00 a.m. to 5:00
      p.m. local time, Monday through Saturday, excluding holidays. No remedy shall be available to Customer with respect to any downtime or non-performance of any portion of the GDS resulting from normal maintenance, repairs or other scheduled downtime, failure of data communications facilities, downtime caused by Customer, or downtime resulting from causes beyond the control of Worldspan.

C. Customer agrees that it shall not look outside of the Subscriber Agreement to create or impose any other duty, obligation, warranty or remedy for the benefit of Customer. THE WARRANTIES AND REMEDIES SET FORTH IN SECTIONS 9.A AND 9.B. ABOVE ARE EXCLUSIVE. WORLDSPAN SPECIFICALLY DISCLAIMS AND CUSTOMER WAIVES ALL OTHER WARRANTIES, EXPRESS OR IMPLIED INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE (INCLUDING WITHOUT LIMITATION WARRANTIES OR REPRESENTATIONS OF COMPATIBILITY BETWEEN THE GDS OR ANY WORLDSPAN SOFTWARE OR HARDWARE AND CUSTOMER OWNED EQUIPMENT OR THIRD PARTY SOFTWARE) WITH RESPECT TO THE EQUIPMENT, THE GDS, THE SOFTWARE, OR ANY DATA OR COMMUNICATIONS OR OTHER SERVICES PROVIDED PURSUANT TO THE SUBSCRIBER AGREEMENT.

D. Except for a breach of the exclusive warranties specified in Section 9.A. and except for the right to receive the exclusive remedies specified in
      Section 9.B., Customer waives and releases Worldspan and its past and present officers, directors, partners, employees, contractors, affiliates, subsidiaries and agents from any and all obligations and liabilities and all rights, claims and remedies against Worldspan and its past and present officers, directors, partners, employees, contractors, affiliates, subsidiaries and agents, express or implied, arising by law or otherwise due to any defects, errors, malfunctions, compatibility problems or interruptions of service concerning the Equipment, GDS, or data


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      communications lines, including, without limitation, any errors in reservations, availability, or records, except when caused by Worldspan's gross negligence, including any liability, obligation, right, claim or remedy for loss of revenue or profit or any other direct, indirect, incidental, special, punitive or consequential damages whether based on contract, tort, strict liability or otherwise, even if advised of the possibility of such damages in advance.

SECTION 10. FORCE MAJEURE

      Neither Worldspan nor Customer shall be deemed to be in default or liable for any delays in performance, non-performance or downtime caused by acts of God, war, strikes, labor disputes, fires, work stoppages, acts of government, providers of data communications or other services, or acts or omissions of sovereign states or airline industry associations such as, but not limited to, the Air Traffic Conference of America ("ATC"), the Airlines Reporting Corporation ("ARC"), Billing Settlement Plan ("BSP"), the International Air Transport Association ("IATA"), or for any other cause beyond the control of Worldspan or Customer.

SECTION 11. FEES AND CHARGES

A. Customer agrees to pay Worldspan monthly, in arrears, the fees set forth in the Subscriber Agreement and each amendment, addendum, exhibit, and agreement completed in conjunction with the Subscriber Agreement. Worldspan reserves the right to change its billing practices upon not less than ninety (90) days' prior notice to Customer. Charges for non-variable items shall commence upon Customer's access to the GDS. Optional, variable or non-recurring charges will be billed to Customer after they have been incurred. The services provided by Worldspan and the related charges, whether or not they are subject to the Productivity Discount and when they will be billed, are shown in the attached Table of Services and Charges.

B. Failure of Worldspan to issue any statement shall not relieve Customer of its obligation to pay Worldspan amounts due pursuant to the Subscriber Agreement. Worldspan billing may be disputed by Customer in writing no later than three (3) months after the billing date. Customer waives any right to dispute a bill after said period has expired. All charges not in dispute must be paid. Customer shall pay all charges within fifteen (15) days of the date of each statement, and if the charges are not paid, Worldspan may levy a late payment charge computed at the rate of one and one-half percent (1 1/2%) per month on the outstanding balance. If access to the GDS is suspended because of Customer's failure to make timely payment or for any other default by Customer, then Customer shall pay Worldspan [**] (US $[**]) for restoration of access to the GDS as well as all monthly fees accumulated during the time the GDS service was suspended.

C. Property tax on Worldspan Equipment has been included in Customer's Fees and will not be billed separately, except where required by law. Customer shall promptly pay or reimburse Worldspan, as appropriate, for all sales, use, license, and other similar taxes (including Canadian GST), duties, import fees or other charges or assessments charged or levied in connection with the delivery, installation, repair, maintenance or use of the Worldspan Equipment, the GDS, any software license and the services rendered pursuant to the Subscriber Agreement except for taxes based on Worldspan's net income. Customer shall reimburse Worldspan for any costs incurred by Worldspan to collect amounts due under the Subscriber Agreement including, but not limited to, reasonable attorneys' or collection agency fees and court costs.


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D.    Any reduction, waiver or discounting of any fee in the Subscriber
      Agreement by Worldspan is specifically conditioned upon Customer's complete performance of all its obligations under the Subscriber Agreement. Customer agrees to pay Worldspan for any costs or expenses associated with any necessary upgrade or change of Worldspan Equipment or Software. Nothing herein shall be construed to require Customer to accept any upgraded or changed equipment, software or other items for which there is a charge.

SECTION 12. ASSIGNMENT OR CHANGE OF OWNERSHIP

      Customer shall not assign the Subscriber Agreement or any right or obligation hereunder without the prior written consent of Worldspan, which shall not be unreasonably withheld. If Worldspan consents to the assignment, Customer may be required to pay Worldspan a one time transfer fee and any sub-license costs that are incurred by Worldspan in connection with the assignment of the Subscriber Agreement. See the attached Tables of Services and Charges. Customer's failure to pay these charges shall result in the attempted assignment being rendered null and void ab initio. Nothing herein shall require Worldspan to provide a list of potential assignees to Customer or in any way assist Customer in such assignment.

SECTION 13. ENHANCEMENTS, MODIFICATIONS OF SERVICES

      Optional functions, services or equipment will be offered by Worldspan from time to time to Customer at Worldspan's then prevailing fees, terms and conditions. Customer's use of any such function, service or equipment, including access to the GDS, shall constitute agreement by Customer to pay Worldspan its then prevailing fees and abide by the then prevailing terms and conditions for such functionality, services or equipment. Worldspan reserves the right to alter, delete or add functions, services and equipment from time to time, and Worldspan will use reasonable business efforts to ensure that the alteration, deletion or addition does not materially adversely impair the services provided to Customer.


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SECTION 14. DEFAULT

A. Worldspan may, in its sole discretion and without notice to Customer, immediately terminate the Subscriber Agreement or immediately suspend service under the Subscriber Agreement in whole or part if:

      i. Customer fails to secure dismissal of any involuntary petition in bankruptcy within sixty (60) days after the filing thereof, unless this Subscriber Agreement is expressly accepted under the governing bankruptcy law, within that time period;

      ii.   Customer fails to have or secure ARC accreditation within ninety
            (90) days of its execution of the Subscriber Agreement or if applicable as regulated by IATA;

      iii. Customer's ARC/IATA accreditation is suspended or terminated and the Customer fails to reinstate such accreditation within thirty (30) days or if applicable as governed by IATA restrictions;

      iv. Customer commits violation(s) of any laws, ordinances or regulations related to the products or services provided under the Subscriber Agreement;

      v. (a) Customer requests in writing that Worldspan pick up all Worldspan Equipment or Worldspan Equipment that Customer is not entitled to deinstall pursuant to the terms herein; (b) Customer informs Worldspan in writing that it no longer will use the GDS; or
            (c) Worldspan reasonably believes that Customer has abandoned the Worldspan Equipment; or

      vi. Customer uses the Worldspan Equipment, the Software or the GDS for any improper, fraudulent or illegal use or purpose.

B. If any of the following events of default occur with respect to Customer, then Worldspan may give Customer written notice that such an event has occurred, and if Customer fails to fully cure such default within thirty
      (30) days of such notice from Worldspan, then Worldspan may, following such failure to cure, terminate the Subscriber Agreement or suspend services under the Subscriber Agreement in whole or part:

      i. Customer ceases to do business as a going concern, files a voluntary petition in bankruptcy, makes an assignment for the benefit of creditors of all or substantially all of its assets, or petitions for reorganization, liquidation or dissolution under any United States federal or state bankruptcy law or similar bankruptcy laws of other countries or territories, unless this Subscriber Agreement is expressly accepted under the governing bankruptcy law, within that time period;

      ii. Except as provided in Section 14.A., Customer is in default of any material obligation owed Worldspan pursuant to the Subscriber Agreement or any other agreement with Worldspan; or

      iii. Customer terminates or cancels the Subscriber Agreement or any part thereof, except as expressly provided in Section 14.C.

C. If any of the following events of default occur with respect to Worldspan, then Customer may give Worldspan written notice that such an event has occurred, and if Worldspan fails to fully cure such default within thirty
      (30) days of such notice from Customer, then Customer may, following such failure to cure, terminate the Subscriber Agreement:


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

      i. Worldspan ceases to do business as a going concern, files a voluntary petition in bankruptcy, makes an assignment for the benefit of creditors of all or substantially all of its assets, or petitions for reorganization, liquidation or dissolution under any United States federal or state bankruptcy law or similar bankruptcy laws of other countries or territories, unless this Subscriber Agreement is expressly accepted under the governing bankruptcy law;

      ii. Worldspan is in default of any other material obligation owed Customer pursuant to the Subscriber Agreement.

D. Upon termination of the Subscriber Agreement pursuant to this Section 14, Worldspan shall be entitled to immediately retake possession of the Worldspan Equipment and Software without any process of law and terminate access to the GDS. Termination of the Subscriber Agreement for any reason shall not relieve either party of rights or obligations arising prior to the effective date of termination. Nothing in this Section 14 shall be construed as a limitation upon any rights or remedies the parties may have elsewhere in the Subscriber Agreement, at law, equity, or otherwise.

E. Upon termination of the Subscriber Agreement pursuant to Section 14.A or 14.B, as a consequence of any default as set forth herein, [**].

F. In addition to repayment of those sums of money as set forth above, Worldspan shall be entitled to collect from Customer damages due to Customer's uncured default based on the following formula:

      a.    [**],

      b.    [**].


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

SECTION 15. DISPUTE RESOLUTION

A. The Subscriber Agreement shall be governed by and construed according to the laws of the:

      i. State of Georgia without regard to its conflicts or choice of law principles. Customer hereby submits and consents to the jurisdiction of the United States District Court, Northern District of Georgia and the courts of the State of Georgia of competent jurisdiction. Customer's choice as to whether to arbitrate disputes arising out of the Subscriber Agreement as set forth in this Section 15 can be found in Article V of the Subscriber Agreement; or

      ii. If Customer is located in Canada, Province of Ontario and the parties irrevocably attorn the jurisdiction of the courts of the said Province of Ontario.

      IT IS THE EXPRESS WISH OF ALL PARTIES THAT THIS AGREEMENT AND ANY RELATED DOCUMENTS BE DRAWN UP AND EXECUTED IN ENGLISH. IL EST LA VOLUNTE EXPRESSE DES PARTIES QUE CETTE CONVENTION ET TOUS LES DOCUMENTS S'Y RATTACHANT SOIENT REDIGES ET SIGNES EN ANGLAIS.

B. If Customer has timely elected to arbitrate disputes, the dispute shall be arbitrated before the arbitrator designated pursuant to the Travel Agent Arbiter Program ("TAAP"), or any successor arbiter, and the decision of the TAAP arbiter shall be final and binding upon the parties and shall not be subject to judicial review. If the election for arbitration was made, Worldspan and Customer shall arbitrate all disputes under the Subscriber Agreement with the TAAP and both agree that any such arbitration will be conducted in accordance with the then current rules of procedure of the TAAP applicable to the arbitration of the Subscriber Agreement as amended from time to time. Judgment on the arbitration award may be entered in any court having jurisdiction over the parties. Any party enforcing any award shall be entitled to recover the costs and expenses associated with such enforcement, including reasonable attorneys' fees. In the event that any such arbitration proceeding is initiated, both parties agree to indemnify and hold harmless the TAAP and its officers and directors against any costs incurred by it and/or them, including attorneys' fees and court expenses, relating to a claim by either party against the TAAP, its officers and/or directors, including, but not limited to, a claim that (i) the TAAP lacks jurisdiction to resolve the dispute in question, (ii) the TAAP rules are inadequate for the purposes intended, (iii) the TAAP, itself, has not complied with the rules, or, in any other manner has prejudiced the interests of one of the arbitrating parties, (iv) an adequate or fair resolution of the case has not been reached, and/or (v) the TAAP has exceeded (or will exceed) its authority in surrendering (or proposing to surrender) the record of the case, in response to a subpoena or judicial process. Worldspan and Customer further agree that the foregoing indemnification and hold harmless is intended to benefit the TAAP, and has been agreed to in consideration of the TAAP's willingness to arbitrate the matter in question.

C. In the event that Customer elects to arbitrate disputes and the TAAP arbiter is unavailable for any reason, the arbitration shall be conducted according to the rules of the American Arbitration Association before a panel of three independent arbiters selected as follows: One arbiter selected by Customer, one arbiter selected by Worldspan, and the third and neutral arbiter selected by the other two arbiters.

SECTION 16. INDEMNIFICATION AND INSURANCE


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

A. Customer and Worldspan ("Indemnitor") hereby agree to indemnify and hold each other, their affiliates, partners, subsidiaries, successors and assigns and their officers, directors, agents and employees ("Indemnitees") harmless from and against third party liabilities, including, but not limited to, attorneys' fees, and other expenses incident thereto ("Claims") which may be threatened against, or recoverable from, the Indemnities arising out of or in connection with any negligence of the Indemnitor in the performance or failure to perform obligations pursuant to this Subscriber Agreement.

B. Each of the indemnities set forth in this Section 16 shall apply to each applicable loss described above that results from any cause (including the negligence of the indemnified party) but shall not apply to the extent such applicable loss results solely from the gross negligence or willful misconduct of the otherwise indemnified party.

C. Customer shall take all necessary precautions to protect the GDS and the Worldspan Equipment and Software. At its sole cost, Customer shall procure and maintain insurance in an amount not less than the "Total Worldspan Equipment Value" and "Total Worldspan Software Value" set forth in the Subscriber Agreement, insuring the Worldspan Equipment and Software against all risk of loss or damage including, without limitation, the risks of fire, theft, earthquake, flood and other such risks as are customarily insured in a standard all risk policy in the geographic region where Customer operates its business. Customer acknowledges that the "Total Worldspan Equipment Value" and "Total Worldspan Software Value" amounts include only equipment and software replacement charges as determined by Worldspan, and that Customer may also be obligated to pay Worldspan for installation, removal or other services rendered in connection with the replacement of lost or damaged Worldspan Equipment and Software. Such insurance shall also provide the following:

      i. Full replacement value coverage for the Worldspan Equipment and Software, which value is stipulated to be not less than the Total Worldspan Equipment Value specified in Article II.B. of the Subscriber Agreement;

      ii. An endorsement naming Worldspan as additional insured as its interest may appear and as a loss payee with regard to the Worldspan Equipment and Software and other items provided by Worldspan hereunder; and

      iii. An endorsement requiring the insurer to give Worldspan at least thirty (30) days' prior written notice of any intended cancellation, non-renewal, or material change in coverage.

      Customer's failure to maintain the insurance coverage required herein shall not relieve Customer of its responsibility to return Worldspan Equipment or Software to Worldspan, or to pay Worldspan the full replacement value of any Worldspan Equipment or Software which is damaged or destroyed. Upon request, Customer shall provide Worldspan a certificate or certificates of insurance reflecting the insurance coverage required by this Section 16.


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

SECTION 17. GENERAL PROVISIONS

A. The Subscriber Agreement is not and shall not be construed to be a license for Customer to use the name Worldspan or any of the logos, trademarks or service marks of Worldspan. Each party shall not make any use of the other party's company name, logo, trademarks or service marks, without the prior written consent of the other party. Any and all advertising materials of any nature whatsoever and any and all statements, regarding any product or services offered by Worldspan, which in any manner concern or refer to such name, logos, trademarks or service marks including, but not limited to the name "Worldspan", will first be provided to Worldspan in writing and are subject to Worldspan's prior written consent.

B. Customer agrees not to disclose the terms and conditions of the Subscriber Agreement without the prior written consent of Worldspan except as required by law; except that Customer may disclose the terms and conditions of the Subscriber Agreement to its attorneys and accountants who have a need to know and who are advised of Customer's obligation contained in this Section 17.B. Notwithstanding the foregoing, either party may disclose to the public the existence of the Subscriber Agreement.

C. Customer agrees to execute and deliver any documents or instruments reasonably requested by or necessary to Worldspan to reflect the ownership interest of Worldspan in any Worldspan Equipment or other items leased or otherwise provided to Customer pursuant to the Subscriber Agreement.

D. Waiver by either party of any provision or any breach of the Subscriber Agreement will not constitute a waiver of any other provision or any other breach. No waiver of the Subscriber Agreement will be effective unless contained in writing signed by an authorized representative of the waiving party.

E. Unless otherwise specified, all notices or other communications required or permitted herein must be in writing and will be deemed to have been duly served if hand delivered, sent by facsimile transmission (upon electronic confirmation that the facsimile was received), sent by first class mail postage prepaid and properly addressed, or by overnight delivery. Notices and communications to be served by Customer on Worldspan shall be delivered to:

                Worldspan, L.P.
                300 Galleria Parkway, N.W.
                Atlanta, Georgia  30339
                ATTN:  Vice President - Sales and Marketing
                FAX No. (770) 563-7299

                with a copy to:

                Worldspan, L.P.
                300 Galleria Parkway, N.W.
                Atlanta, Georgia  30339
                ATTN: Vice President - Operations and Customer Service FAX No. (770) 563-7004


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      Notices and communications to be served by Worldspan on Customer shall be sent to that address identified in the Subscriber Agreement. Notice shall be effective on the date of receipt, except that any notice provided by facsimile transmission which is received after 4:00 p.m. local time of recipient shall be deemed received the following business day. A party may change its address(es) for notice on not less than ten (10) days' prior written notice to the other party.

F. Section headings in the Subscriber Agreement are for the convenience of the parties only and shall not be used to construe the meaning of any term.

G. If any material provision of the Subscriber Agreement is determined to be invalid, inoperative, unenforceable or illegal by operation of law, regulation, judgment or otherwise, then such provision shall be deemed to be superseded and the Subscriber Agreement modified with a provision which most nearly corresponds to the intent of the parties and is valid, enforceable and legal.

H. The Subscriber Agreement constitutes the full and final agreement between the parties with respect to the subject matter hereof, and unless otherwise provided, any prior agreements and understandings, whether written or oral, are hereby superseded upon the beginning of the Term of the Subscriber Agreement. Except as provided herein, the Subscriber Agreement may not be modified, altered or amended except by agreement and/or consent by authorized representatives of both parties.


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

================================================================================

                    CUSTOMER EQUIPMENT SUPPORT RESPONSIBILITY

================================================================================

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

                                TABLE OF CONTENTS

TABLE OF CONTENTS ..........................................................      1

INTRODUCTION ...............................................................      2

     FIGURE 1. MODEL OF NECESSARY COMPONENTS ...............................      2
WORLDSPAN'S NETWORK APPROACH ...............................................      3
     FIGURE 2  STANDARD INSTALLATION CONFIGURATION .........................      4

STANDARD INSTALLATION ......................................................      4

STANDARD NETWORK COMPONENTS ................................................      4
STANDARD NETWORK SUPPORT ...................................................      4
     FIGURE 3.  SUPPORT COVERAGE FOR A STANDARD INSTALLATION ...............      5

CUSTOMER OWNED EQUIPMENT INSTALLATION ......................................      6

CUSTOMER OWNED NETWORK COMPONENTS ..........................................      6
CUSTOMER OWNED NETWORK SUPPORT .............................................      6
     FIGURE 4. SUPPORT COVERAGE FOR A CUSTOMER OWNED EQUIPMENT INSTALLATION       6
ADVISORY ASSISTANCE FOR CUSTOMER OWNED EQUIPMENT INSTALLATIONS .............      7
REQUIRED SKILL LEVEL OF ON-SITE ADMINISTRATOR ..............................      8
TROUBLESHOOTING TECHNIQUES TO DETERMINE PROBLEM AREA .......................      8
WORLDSPAN SUPPORT RESPONSIBILITY AGREEMENT...(FORM) ........................      9

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                               Page 1  Customer Equipment Support Responsibility
                                                                    Version 2000
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                                  INTRODUCTION

This document applies to dedicated circuit offices and was developed to help identify the support responsibilities of Worldspan and the Customer in Customer owned installation environments.

The Worldspan desktop client product was written to operate on the most commonly used user interface, Windows. The entire suite of applications associated with the Worldspan product completely follows the Open Systems Interconnection (OSI) model setup by the International Organization for Standardization (ISO). Since the applications follow the OSI model, it gives the ability to exchange some of the network components without greatly affecting the overall connection solution. If a Customer wishes to exchange various network components (i.e., computers, cable type, or network topology), it will be required that the Customer provide a certain level of expertise, support and responsibility for their particular configuration.

                               [GRAPHIC OMITTED]

                  1.    Workstation's "network" connection to the Filesaver.

                  2.    Workstation's "host" TCP/IP connection to the Gateway.

                  3. Gateway's "ALC" connection to WORLDSPAN'S "host" reservation system.

                  4. Worstation's "Middle Tier Server Complex" MTSC TCP/IP connection to WORLDSPAN'S (DHCP/DNS) Servers.

                  5.    Gateway's "network" connection to the Fileserver.

                     FIGURE 1. MODEL OF NECESSARY COMPONENTS

Connections 1 and 5 of Figure 1 illustrate "network" connections and connection 2 illustrates a "Host" connection. The "network" and "host" connections are independent of each other. Think of the "network" connection as a pipe between the workstation and the fileserver and the "host" connection as another pipe between the workstation and the gateway. To communicate through these pipes, the workstation will have to use a transportation protocol. The workstation can use one protocol to communicate through both of the pipes, or because of their independence, it could use two different protocols, one for each pipe.

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                               Page 2  Customer Equipment Support Responsibility
                                                                    Version 2000

There are certain network components that have to exist in order for Worldspan's applications to operate properly. Listed below are the components and the function that each component performs.

FILESERVER: A machine on the network providing file services for all workstations and the gateway. The fileserver will have a directory structure containing files that need to be accessed by the workstations and the gateway (e.g., tables containing IATA information) as well as shared and unique files for the workstations (e.g., Scripts, ReadyKeys, MenuTools, and Screen Layouts).

GATEWAY: A machine that loads the connection tables (WS.TBL and GW.TBL) from a shared directory on the fileserver. This requires a "network" connection to the fileserver. Then it will load the Windows based gateway software from its hard disk.

WORKSTATIONS: These machines make a "network" drive connection to the fileserver to obtain a copy of the connection tables. It will then be able to load the Worldspan application from its hard disk making a "host" connection to the gateway. During execution of the Worldspan application, the workstation will occasionally read or write files to the fileserver.

WORLDSPAN'S NETWORK APPROACH

      Worldspan chose to use Microsoft's Windows because of its ability to combine multiple components. Running MSWindows on the gateway provides the Windows interface that is required by the Windows based gateway software. It also allows the gateway to share its disk drive to the network, eliminating the need for a dedicated fileserver. A machine performing both fileserver services and running the gateway software is called a Fileserver/Gateway. The workstations will make a "network" drive connection to the Fileserver/Gateway for the connection tables and a "host" connection to the Fileserver/Gateway for access to Worldspan's "host" reservation system. The "network" drive connection can use the Windows transport protocol, TCP/IP. The "host" connection will use Windows TCP/IP transport protocol from the workstation to the Fileserver/Gateway, ALC transport protocol from the Fileserver/Gateway to the FRAD/Router or ALC encapsulated in MATIP TCP/IP encapsulated in Frame from the FRAD/Router to the Worldspan "host" reservation system. MATIP is an end to end protocol. Its purpose is to have a mapping standard between the TCP layer and the airline application without any routing element.

      Figure 2 illustrates a Worldspan standard configuration which will be discussed in the next section.

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                               [GRAPHIC OMITTED]

                  1. Workstation's "network" connection to the Filesaver/Gateway.

                  2. Workstation's "host" TCP/IP connection to the Filesaver/Gateway.

                  3. Gateway's "ALC" connection to WORLDSPAN'S "host" reservation system.

                  4. Worstation's "Middle Tier Server Complex" MTSC TCP/IP connection to WORLDSPAN'S (DHCP/DNS) Servers.

                  FIGURE 2. STANDARD INSTALLATION CONFIGURATION

                              STANDARD INSTALLATION

STANDARD NETWORK COMPONENTS

      Worldspan has put together a standard installation configuration that provides the Customer with a cost effective, efficient and reliable reservation network. This configuration is based on hardware components that have been completely tested and approved by Worldspan. The MINIMUM standard Worldspan workstation configuration consists of the components listed for the current product platform.

      The Worldspan sales Account Executive or Technical Sales Specialist can provide the latest minimum PC workstation platform.

      These components, when properly configured, provide the Worldspan application with a network that is based on a standard Microsoft Windows installation. The software for these components are all standard options supplied in Windows. This network is very versatile in that through the use of routers or bridges it can interconnect with existing networks.

STANDARD NETWORK SUPPORT

      Coupled with the standard configuration, Worldspan has multiple professional support organizations that can solve problems at any level of the configuration. These organizations have the software and hardware diagnostic tools to identify the source of any problem that arises. Built into these support organizations is an escalation process that enables Worldspan to provide the proper level of support to answer any needs based on the standard installation.

      Figure 3 shows the various components of the Worldspan standard installation. It illustrates the support organizations that are associated with each level of the configuration and their ability to escalate to another group for additional assistance. Standard Worldspan support

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                                                                    Version 2000
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      provides a top to bottom area of coverage, giving the Customer complete problem resolution by placing one telephone call. For Customers requiring unique configurations, the next section will address areas available for change and what is needed to support a custom configuration.

                                                                                                Support
                                                                                             Organizations
                                                                                             -------------
                                                                            WSP                    WSP
                                                                        Help Desks                Field
                                                                        ----------               Services
                 Examples                       Components              CAC     TSC     D1           &           DPD
                                                                                                  Support
-----------------------------------------------------------------------------------------------------------------------
                             WORLDSPAN              CRS
Air/Car/Hotel Entries, Fares & Pricing         Functionality

       WORLDSPAN application emulator,         Host Emulator              ------>------->------------->
       System Availability, Ready Keys       Network Operating
    Windows operating system, Win Help            System                        -------->------------->

                 System Unit, Monitor,       Computer Hardware                  -------->------------->
                      Memory, Keyboard

                     TokenRing, Ethmet      Topology Typw/Speed                 -------->------------->

                                TCP/IP      Newtwork Protocols                  -------->------------->

   Shielded Twisted Pair (STP) Type 1
          Unshielded Twisted Pair (UTP)         Cable Type                      -------->------------->
                     Category 5 Type 3

                                                                                        ------>------->
                                                                                          Escalation

            FIGURE 3. SUPPORT COVERAGE FOR A STANDARD INSTALLATION

                      CUSTOMER OWNED EQUIPMENT INSTALLATION
                               NETWORK COMPONENTS

      Due to changes in networking technology and a growing menu of network platforms and configurations, Worldspan plans to enable qualified Customers to alter some of the configuration components. Examples of altering configuration components might include: changing the IBM workstation to a user owned PC like a Compaq PC or a Gateway 2000 PC or using their own cabling plant, Ethernet Hubs or Token Ring Multi Station Access Units (MSAU).

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                               Page 5  Customer Equipment Support Responsibility
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      Situations may arise were the Customers may choose to use their own IP addressing scheme. This situation will be covered in a separate document detailing Worldspan's IP addressing policy authored by the Worldspan Data Communication Planning.

      There may be many reasons that a Customer would elect to alter the standard Worldspan configuration. The most popular and logical reason would be a pre-existing condition. There may be a need to add a couple of Worldspan workstations at a corporate site that is using their own cable plant, Ethernet Hubs or Token Ring MSAUs.

NETWORK SUPPORT

      Before deciding to implement a newly released network component, first consider the most important factor of any network, Support. Who do you call when all the workstations lose their network connection to the fileserver, or an error pops up "cannot read from device, network". Some things to consider when determining your organization's ability to support a network include: who to notify; spare hardware cost; administrator education; cost of down time and network diagnostic tools.

      By installing a Customer owned custom configuration, the Customer will be responsible for supporting a large part of the network. Figure 4; gives a good idea of the various network related components associated with a Worldspan network. Due to Worldspan following the OSI model mentioned earlier, it should be possible to exchange one of the components with a comparable component, and maintain a working network. An example of this would be to exchange the standard IBM workstation with a user owned PC, like a Compaq PC, at the "Computer Hardware" component level. The majority of any problems encountered will occur at the component level just above or below the level at which the change was made. For example, there may be some problems with Microsoft Windows running on the exchanged computer.


                                                                            WSP
                                                                        Help Desks
                                                                        ----------
                 Examples                       Components              CAC     TSC                Customer
---------------------------------------------------------------------------------------------------------------
                               WORLDSPAN             CRS
  Air/Car/Hotel Entries, Fares & Pricing        Functionality

         WORLDSPAN application emulator,        Host Emulator              ------>------->------------->
         System Availability, Ready Keys      Network Operating
  (*) Windows operating system, Win Help           System                        ---------------------->

               (*) System Unit, Monitor,      Computer Hardware                  ---------------------->
                        Memory, Keyboard

                   (*) TokenRing, Ethmet     Topology Typw/Speed                 ---------------------->

                                  TCP/IP     Newtwork Protocols                  ---------------------->

   (*)Shielded Twisted Pair (STP) Type 1
Unshielded Twisted Pair (UTP) Category 5         Cable Type                      ---------------------->

                                                                                        ------>------->
   (*)Customer Owned Hardware/Software                                                   Escalation

      FIGURE 4. SUPPORT COVERAGE FOR CUSTOMER OWNED EQUIPMENT INSTALLATIONS

      In studying Figure 4, something becomes very apparent. There are hundreds of brands of computers, several types of topologies, several available protocols, and dozens of cabling

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      options. These choices offer thousands of possibilities, all of which may contain very stable configurations or configurations with potential problems. By opening the Customer's options to use user owned and selected components, it will be the responsibility of the Customer to contact Microsoft, the PC manufacturer, or the reseller to get assistance with properly configuring the PC to run Windows.

      In order to approve a custom configuration of user owned and supported equipment, the Customer will need to provide a working LAN with a supported Worldspan protocol and a Windows based workstation. Without a reliable working LAN environment, Worldspan will not be able to install the Worldspan gateway and load the Worldspan product as a Windows application on the Customer's workstation platform. Worldspan will support its standard gateway equipment and the Worldspan application functionality. The Customer will be responsible for support of the Network Operating System (Novell, etc.) in a Customer Owned Equipment environment.

      Customer problem determination is extremely important in a custom environment. Worldspan will address all problems that can be duplicated on the standard platform. When the Customer can isolate the problem and provide Worldspan with documentation or a LAN analyzer trace that supports the problem to be with the Worldspan application, Worldspan will review the Customer's documentation and will attempt to adopt changes to the standard application. No changes will be made that, (1) affect the functionality of the standard application, or (2) are not regarded as feasible by Worldspan. It may be determined that there is an incompatibility that cannot be resolved. If Worldspan is called on-site to resolve a problem, and it is determined not to be the Worldspan application but problems with custom equipment or configuration, the Customer will be subject to consulting service fees.

ADVISORY ASSISTANCE FOR CUSTOMER OWNED EQUIPMENT INSTALLATIONS

      As shown in Figure 4, the Customer will be responsible for providing a large portion of the support. Worldspan will still assist in the GDS and Host Functionality issues due to this area remaining unchanged. In the area of the Host Emulator, Worldspan will be able to assist with questions and solutions as they relate to the standard configuration. The Customer Assistance Center will be able to assist in answering questions about Windows and the ability to perform multitasking functions and the use of standard Windows (e.g., Explorer, Control Panel, and Icon manipulation). Assistance in the Network Operating System component will be limited to issues concerning Windows and how it works related to a standard installation. The Customer Assistance Center or TSC, Technical Support Center, will try to resolve problems at the agency concerning Windows up to the point where the standard configuration becomes custom. For example, if a Customer uses their own network card, the Customer Assistance Center will not be able to assist with problems concerning the network card, network adapter drivers, or network connections.

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                               Page 7  Customer Equipment Support Responsibility
                                                                    Version 2000
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REQUIRED SKILL LEVEL OF ON-SITE ADMINISTRATOR

      The Customer would be best served by having multiple staff members handling industry accepted duties of a LAN Administrator or LAN Engineer. Multiple staff members would be beneficial to allow for absentees and turnover. These staff members would be best positioned on-site or geographically close to the Customer site to provide quick response. If a Novell Netware server is involved in the configuration, a Novell CNE certification is a recommended qualification. A MSCE, Microsoft Certified Engineer, would be best qualified to support a NT LAN configuration.

            o The Customer's platform configuration support staff is the first level of contact for the Customer's problem determination and resolution.
            o The Customer's support staff would need to ensure there are no LAN or workstation platform problems and isolate the problem situation to the Worldspan product prior to contacting Worldspan's Customer Assistance Center.
            o The Customer's support staff will be required to ensure the LAN platform, relating to LAN network connectivity and Windows workstation functionality, is working properly before Worldspan can troubleshoot problems.

TROUBLESHOOTING TECHNIQUES TO DETERMINE PROBLEM AREA

      When a problem exists on the custom LAN or workstation platform involving a Worldspan application product, it will be necessary for the Customer's support staff to isolate the problem to the Worldspan product before Worldspan can effectively provide troubleshooting measures. This will require the Customer's support staff to identify and verify the working status of different platform components.

      This includes, but is not limited to:

            o verifying that you have a network connection to one of your fileservers by checking in the Explorer for network drives
            o identifying if there is one or multiple workstations reporting the same problem
            o verifying that the fileserver and gateway are turned on and in working order
            o verifying LAN connectivity across devices by ensure proper sharing of files and devices
            o verifying the physical cable plant and hub devices are active and enabled
            o ensuring LAN is stable by verifying network interface cards are not causing broadcast errors (This can be done with the use of LAN analyzers)
            o     detecting any unstable or corrupted data on the LAN segment
            o detecting appropriate or corrupt data traffic across any bridges or routers on the LAN
            o     determining utilization performance on the LAN segment
            o     checking the installation and configuration of LAN protocols
            o configuring, troubleshooting, and supporting Windows configurations on a workstation

      Figure 4 helps illustrate the levels of different components for a LAN platform. Clarifying these areas assists in determining where a problem may reside. As each component layer is verified or isolated the problem can be determined to be in the LAN workstation platform or in the Worldspan product. When a Customer accepts the role of support for their own equipment and configurations it will be necessary for the Customer to determine and isolate the problem area by eliminating variables or confirming component elements are enabled.

[**] = Confidential Treatment requested for redacted portion; redacted portion has been filed separately with the Commission


                               Page 8  Customer Equipment Support Responsibility
                                                                    Version 2000

Customer Number:______________________
Site Code: ___________________________

WORLDSPAN SUPPORT RESPONSIBILITY AGREEMENT
CUSTOMER OWNED EQUIPMENT

Worldspan permits the Customer to run the Worldspan application on Customer owned hardware/network in accordance with the attached document. The Customer must ensure that the chosen personal computer (PC) or PC components meets the functional requirements of the environment or application for which it was chosen.

Worldspan will not install, repair, maintain or provide support for Customer owned PCs, unless otherwise agreed by Worldspan in writing. Charges for on site visits by Worldspan technical personnel or Worldspan contracted maintenance vendors to address problems which are related to the Customer's hardware will be paid by the Customer at the prevailing hourly rate for such services.

Worldspan does not guarantee that any devices will operate properly with the Worldspan provided equipment or that any device is appropriate for the Customer's purpose. In no event is Worldspan responsible to the Customer for any loss, damages or claims arising out of the use of Customer owned hardware, and the Customer agrees to hold Worldspan harmless from and against such loss, damages or claims as provided in the Worldspan Customer Agreement.

Custom Components:
--------------------------------------------------------------------------------
Manufacturer:                               Model:
--------------------------------------------------------------------------------
Manufacturer:                               Model:
--------------------------------------------------------------------------------
Manufacturer:                               Model:
--------------------------------------------------------------------------------
Manufacturer:                               Model:
--------------------------------------------------------------------------------

On behalf of the Customer identified below, I acknowledge that I have read and agree to the support responsibilities as defined in the Worldspan Customer Owned Equipment Support Agreement.

____________________________________            ________________________________
(Customer Legal Name)                           (Address)

____________________________________            ________________________________
(Doing Business As)                             (City) (St.) (Zip) (Country)

____________________________________            ________________________________
(Signature)                                     (AC)       (Phone)

____________________________________            ________________________________
(Print Name)                                    (IATA/ARC No.)

____________________________________            ________________________________
(Title)                                         (SID)

Account Manager:____________________                Phone:______________________
Account Executive:__________________                Phone:______________________

[**] = Confidential Treatment requested for redacted portion; redacted portion has been filed separately with the Commission


                               Page 9  Customer Equipment Support Responsibility
                                                                    Version 2000

================================================================================

                          TABLE OF SERVICES AND CHARGES

================================================================================

[**] = Confidential Treatment requested for redacted portion; redacted portion has been filed separately with the Commission

                          TABLE OF SERVICES AND CHARGES
                                  VERSION 2001

-----------------------------------------------------------------------------------------------------------------------------
                                             PRODUCTIVITY     CURRENT           BILLED                     BILLED AS
            SERVICE                            DISCOUNT         COST         UPON ACCESS          NOTE      INCURRED
-----------------------------------------------------------------------------------------------------------------------------
Worldspan Equipment                              Y                                (1)              X
Worldspan Software                               Y                                (1)              X
Customer Equipment Access                        Y                                (1)              X
Communication Support                            Y                                (1)              X
Standard Install/Deinstall/Relocation            N               [**]                                           X
Expedited Install/Deinstall/Relocation           N               [**]                                           X
Wide Area Network Implementation Fee             N               [**]             (1)                           X
Fractional T1/WAN Change Fees                    N               [**]             (1)                           X
Taxes                                            N               [**]
Power Pricing                                    N               [**]                              X
Web AirFare                                      N               [**]                                           X
CompuServe (PDN) Charges                         N               [**]                                           X
Commercial World Net                             Y                                (1)
Satellite Ticket Printer (STP)                   Y                                (1)
Worldspan for Windows 4.1s                       Y                                (1)
Worldspan GO! Accesses                           Y                                (1)
Dial Back Up                                     Y               [**]                              X
Non-Participating Airline Ticketing              N               [**]                                           X
Excess Message Fees
     Peak Message Rate (8am-12pm)                N               [**]                                           X
     Off-Peak Rate  (12pm-8am)                   N               [**]                                           X
Third Party Interface Connectivity               N               [**]
Restoration from Suspended Access                N               [**]
Late Payment Charges                             N               [**]             (2)
Transfer Fee                                     N               [**]                                           X
Use or License Fee                               N               [**]
Default Penalties                                N               [**]
Programming/Scripting Services                   N               [**]                                           X
"No Show" Training Fee                           N               [**]
TechXChange Consulting Fee                       N               [**]
Additional Training                              N               [**]

NOTES:
      (1)   Varies according to currently established prices
      (2)   1 1/2% of outstanding customer balance
-----------------------------------------------------------------------------------------------------------------------------

Note: Table is subject to change upon thirty (30) days written notice to Customer. Dollar amounts are in U.S. currency.

[**] = Confidential Treatment requested for redacted portion; redacted portion has been filed separately with the Commission


                               Page 11 Customer Equipment Support Responsibility
                                                                    Version 2000